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                                                                    EXHIBIT 10.5


             FIFTH AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT



            This Agreement, dated as of December 27, 2001, is entered into by and among each of the following parties: (I) Phase Forward Incorporated, a Delaware corporation (the "Company"); (II) Schroder Ventures International Life Sciences Fund II LP1, Schroder Ventures International Life Sciences Fund II LP2, Schroder Ventures International Life Sciences Fund II LP3, Schroder Ventures International Life Sciences Fund Strategic Partners L.P., Schroder Ventures International Life Sciences Fund II Group Co-Investment Scheme, Schroder Ventures Investments Limited (collectively, "Schroder"), North Bridge Venture Partners II, L.P. ("North Bridge II"), North Bridge Venture Partners III, L.P. ("North Bridge III," and together with North Bridge II, "North Bridge"), Atlas Venture Fund III, L.P. ("Atlas Venture Fund"), Atlas Venture Entrepreneurs' Fund III, L.P. ("Atlas Venture Entrepreneurs", and, together with Atlas Venture Fund, "Atlas Venture"), DLJ Capital Corp. ("DLJ Capital"), DLJ ESC II, L.P. ("DLJ ESC"), Sprout Capital VIII, L.P. ("Sprout Capital"), Sprout Venture Capital, L.P. ("Sprout Venture"), The Sprout CEO Fund, L.P. ("Sprout CEO", and, together with DLJ Capital, DLJ ESC, Sprout Capital and Sprout Venture, "Sprout"), HLM/UH Fund, L.P. ("HLM"), Pacific Venture Group II, L.P. ("Pacific"), PVG Associates II, L.P., BioVentures Investors Limited Partnership ("BioVentures"), Gabriel Schmergel, Ronald A. Agel, Mirza Mehdi, and Robert J. Carpenter, Nicholas Stamos, George Kerns and Richard Alexander (each individually, an "Original Series C Purchaser" and collectively, the "Original Series C Purchasers"); (III) Silicon Valley Bank ("Silicon"); (IV) Thomas Weisel Capital Partners L.P., Thomas Weisel Capital Partners Employee Fund, L.P., TWP CEO Founders Circle
(QP), L.P., TWP CEO Founders Circle (AI), L.P., TWP 2000 Co-Investment Fund, L.P., Thomas Weisel Capital Partners (Dutch), L.P. and Thomas Weisel Capital Partners (Dutch II), L.P. (collectively, "Weisel"), Atlas Venture Fund III, L.P., Atlas Venture Entrepreneurs' Fund III, L.P., Atlas Venture Fund V, L.P., Atlas Venture Parallel Fund V-A, C.V., Atlas Venture Parallel Fund V-B, C.V., Atlas Venture Entrepreneurs' Fund V, L.P., DLJ Capital Corp., DLJ ESC II, L.P., Sprout Capital VIII, L.P., Sprout Venture Capital, L.P., Sprout CEO Fund, L.P., Schroder Ventures International Life Sciences Fund II LP1, Schroder Ventures International Life Sciences Fund II LP2, Schroder Ventures International Life Sciences Fund II LP3, Schroder Ventures International Life Sciences Fund II Strategic Partners L.P., Schroder Ventures International Life Sciences Fund II Group Co-Investment Scheme, Schroder Ventures Investments Limited, North Bridge Venture Partners II, L.P., North Bridge Venture Partners III, L.P., HLM/UH Fund, L.P., Pacific Venture Group II, L.P., PVG Associates II, L.P., BioVentures Investors Limited Partnership (each individually, a "New Series C Purchaser" and collectively, the "New Series C Purchasers", and together with the Original Series C Purchasers, the "Series C Purchasers", each of which is referred to individually as a "Series C Purchaser") (V) Sprout, Atlas Venture, North Bridge II, Mirza Mehdi, Nicholas Stamos, Michael Stamos, Angelo Stamos, G. Gordon M. Large, Shiv Tasker, and Gabriel Schmergel (each individually, a "Series B Purchaser" and collectively, the "Series B Purchasers"); (VI) Atlas Venture, North Bridge II, Gustav A.

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Christensen, Gabriel Schmergel, Ronald A. Agel, Mirza Mehdi, Robert J.
Carpenter, and Stephen J. Schaubert (each individually, a "Series A Purchaser" and collectively, the "Series A Purchasers"); (VII) ABS Capital Partners, L.P.; ABS Capital Partners II, L.P.; St. Paul Fire and Marine Insurance Company; St. Paul Venture Capital IV, LLC; St. Paul Venture Capital V, LLC; Housatonic Equity Investors SBIC, L.P.; Onset Enterprise Associates, LP; Onset Enterprise Associates II, LP; Onset Ventures Services Corporation; Salix Ventures, L.P.; New Enterprise Associates VI, LP.; FSC Corporation, Inc.; Paul L. Gomory Jr. Trust; Lisa A. Mitchell; Philip J. Goward; Paul L. McCullough; Michael Lack; Thomas S. Volpe; Theodore Ridgway; Theodore H. Ashford; and PharmaSoft, Inc. (each, individually, an "Original Series D Purchaser" and collectively, the "Original Series D Purchasers"); (VIII) ABS Capital Partners, L.P., ABS Capital Partners II, L.P., Atlas Venture Fund III, L.P., Atlas Venture Entrepreneurs' Fund III, L.P., Atlas Venture Fund V, L.P., Atlas Venture Parallel Fund V-A, C.V., Atlas Venture Parallel Fund V-B, C.V., Atlas Venture Entrepreneurs' Fund V, L.P., BioVentures Investors Limited Partnership, DLJ Capital Corp., DLJ ESC II, L.P., Eli Lilly and Company, Sprout Capital VIII, L.P., Sprout Venture Capital, L.P., Sprout CEO Fund, L.P., HLM/UH Fund, L.P., Housatonic Equity Investors SBIC, L.P., International Business Machines Corporation, New Enterprise Associates VI, LP., North Bridge Venture Partners II, L.P., North Bridge Venture Partners III, L.P., Pacific Venture Group II, L.P., PVG Associates II, L.P., Salix Ventures, L.P., Schroder Ventures International Life Sciences Fund II LP1, Schroder Ventures International Life Sciences Fund II LP2, Schroder Ventures International Life Sciences Fund II LP3, Schroder Ventures International Life Sciences Fund II Strategic Partners L.P., Schroder Ventures International Life Sciences Fund II Group Co-Investment Scheme, Schroder Ventures Investments Limited, St. Paul Venture Capital VI, LLC, and Weisel (each individually, a "New Series D Purchaser" and collectively, the "New Series D Purchasers", and together with the Original Series D Purchasers, the "Series D Purchasers", each of which is referred to individually as a "Series D Purchaser", and the Series D Purchasers, together with the Series A Purchasers, Series B Purchasers, and the Series C Purchasers, the "Purchasers"; solely for the purposes of Article III and Article VI hereof, the term "Purchasers" shall be deemed to include Silicon) and (IX) Paul Bleicher, Paul A. Bleicher 1999 Irrevocable Trust, Andrew Dale, Richard Dale, Dorit E. Harverd, Harverd-Dale Children 1999 Irrevocable Trust, dated July 8, 1999, Jeffrey Klofft, G. Gordon
M. Large, Gillian Lewin, Shiv Tasker, The Tasker Children 1999 Irrevocable Trust, Monisha Tasker (individually, a "Founder" and collectively, the "Founders"). The Purchasers and the Founders are sometimes referred to in this Agreement as the "Stockholders."

                                   BACKGROUND

            WHEREAS, the Founders hold 2,505,266 shares of the Common Stock of the Company, par value $0.01 per share (the "Common Stock");

            WHEREAS, the Series A Purchasers hold 4,000,000 shares of the Series A Preferred Stock of the Company, par value $0.01 per share (the "Series A Preferred Stock");

            WHEREAS, the Series B Purchasers hold 4,531,063 shares of the Series B Preferred Stock of the Company, par value $0.01 per share (the "Series B Preferred Stock");

            WHEREAS, the Series C Purchasers hold 9,187,640 shares of the Series C Preferred Stock of the Company, par value $0.01 per share (the "Series C Preferred Stock");


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            WHEREAS, the Original Series D Purchasers either hold directly or have a right to receive upon release from escrow 3,879,482 shares of the Series D Preferred Stock of the Company, par value $0.01 per share (the "Series D Preferred Stock") ;

            WHEREAS, Silicon is the holder of a Warrant to Purchase Stock to purchase shares of Series C Preferred Stock issued on August 9, 2000 in the amount of 34,330 shares (the "SVB Warrant");

            WHEREAS, the Company, the Series A Purchasers, the Series B Purchasers, the Series C Purchasers, the Original Series D Purchasers, Silicon and the Founders have previously entered into that certain Fourth Amended and Restated Investors' Rights Agreement, dated as of August 14, 2001, (the "Prior Agreement");

            WHEREAS, the Company and the New Series D Purchasers have entered into a Series D Convertible Preferred Stock Purchase Agreement of even date herewith (the "New Purchase Agreement") pursuant to which the New Series D Purchasers have agreed to purchase 1,230,770 shares of Series D Preferred Stock; and

            WHEREAS, the Stockholders wish to amend and restate the Prior Agreement and to provide for (i) the basis for electing members of the Board of Directors of the Company, (ii) certain arrangements with respect to the registration of shares of capital stock of the Company under the Securities Act of 1933, as amended (the "Securities Act"), and (iii) a right of first refusal and co-sale with respect to the sale of the Founders' shares of capital stock of the Company;

            NOW, THEREFORE, in consideration of the mutual promises and covenants contained in this Agreement, and the consummation of the transactions contemplated by the New Purchase Agreement, and for other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

            1. Certain Definitions. As used in this Agreement, the following terms shall have the following respective meanings:

            "Commission" means the U.S. Securities and Exchange Commission, or any other federal agency at the time administering the Securities Act.

            "Exchange Act" means the Securities Exchange Act of 1934, as amended, or any similar federal statute, and the rules and regulations of the Commission issued under such Act, as they each may, from time to time, be in effect.

            "Initial Public Offering" means the initial public offering of shares of Common Stock pursuant to a Registration Statement at a price to the public of at least $11.36 per share (subject to appropriate adjustments for stock splits, stock dividends, combinations and other similar recapitalizations affecting such shares) resulting in gross proceeds to the Company (net of all underwriting discounts and commissions) of at least $20,000,000.


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            "IPO Shares" means the total number of shares to be offered by the
Company in the Initial Public Offering as reflected on the Company's final prospectus.

            "Other Registrable Shares" means (i) shares of Common Stock held by the Founders on the date hereof (the "Founders' Stock") and (ii) any other shares of Common Stock issued in respect of such shares of Founders' Stock (because of stock splits, stock dividends, reclassifications, recapitalizations or similar events), provided, however, that shares of Common Stock which are Other Registrable Shares shall cease to be Other Registrable Shares (a) upon any sale pursuant to a Registration Statement or Rule 144 under the Securities Act ("Rule 144"), (b) upon any sale in any manner to a person or entity which, by virtue of Article VI, Section 2 of this Agreement, is not entitled to the rights provided by this Agreement or (c) at such time as the holder of such shares may sell all such shares pursuant to Rule 144 in any three-month period.

            "Pro-Rata Share" means the fraction, the numerator of which is equal to the number of shares of Common Stock issued or issuable upon conversion of the Series C Shares held by such Series C Purchaser and the denominator of which is the total number of Voting Shares of the Company.

            "Purchaser Registrable Shares" means (i) the shares of Common Stock issued or issuable upon conversion of the Series A Shares; (ii) the shares of Common Stock issued or issuable upon conversion of the Series B Shares; (iii) the shares of Common Stock issued or issuable upon conversion of the Series C Shares; (iv) the shares of Common Stock issued or issuable upon conversion of the Series D Shares; (v) any shares of Common Stock, and any shares of Common Stock issued or issuable upon the conversion or exercise of any other securities, acquired by the Purchasers pursuant to Articles IV or V of this Agreement; (vi) solely for the purposes of Article III and Article VI hereof, the shares of Common Stock issued upon exercise of the SVB Warrant or issued or issuable upon conversion of shares of Series C Preferred Stock issued upon exercise of the SVB Warrant; and (vii) any other shares of Common Stock issued in respect of such shares (because of stock splits, stock dividends, reclassifications, recapitalizations, or similar events); provided, however, that shares of Common Stock which are Purchaser Registrable Shares shall cease to be Purchaser Registrable Shares (a) upon any sale pursuant to a Registration Statement or Rule 144, or (b) upon any sale in any manner to a person or entity which, by virtue of Article VI, Section 2 of this Agreement, is not entitled to the rights provided by this Agreement. Wherever reference is made in this Agreement to a request or consent of holders of a certain percentage of Registrable Shares, the determination of such percentage shall include shares of Common Stock issuable upon conversion of the Registrable Shares even if such conversion has not yet been effected.

            "Registrable Shares" means the Purchaser Registrable Shares and the Other Registrable Shares.

            "Registration Statement" means a registration statement filed by the Company with the Commission for a public offering and sale of Common Stock (other than a registration statement on Form S-4 or Form S-8, or any successor form thereto, or any registration statement covering only securities proposed to be issued in exchange for securities or assets of another corporation).


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            "Registration Expenses" means the expenses described in Article III,
Section 4 below.

             "Series A Shares" shall mean the shares of Series A Preferred Stock issued and sold pursuant to that certain Series A Convertible Preferred Stock Purchase Agreement by and among the Company and Paul Bleicher, Richard Dale, Jeffrey Klofft, Atlas Venture, North Bridge II, Gustav A. Christensen, Gabriel Schmergel, Ronald A. Agel, Mirza Mehdi, Robert J. Carpenter and Stephen J. Schaubert dated as of November 14, 1997.

            "Series B Shares" shall mean the shares of Series B Preferred Stock issued and sold pursuant to that certain Series B Convertible Preferred Stock Purchase Agreement by and among the Company and Sprout, Atlas Venture, North Bridge II, Mirza Mehdi, Nicholas Stamos, G. Gordon M. Large, Shiv Tasker, and Gabriel Schmergel, dated as of November 12, 1998.

            "Series C Registrable Shares" shall mean the shares of Common Stock issued or issuable upon conversion of the Series C Shares; provided, however, that shares of Common Stock which are Series C Registrable Shares shall cease to be Series C Registrable Shares (a) upon any sale pursuant to a Registration Statement or Rule 144, or (b) upon any sale in any manner to a person or entity which, by virtue of Article VI, Section 2 of this Agreement, is not entitled to the rights provided by this Agreement.

            "Series C Shares" shall mean the shares of Series C Preferred Stock issued and sold pursuant to that certain Series C Convertible Preferred Stock Purchase Agreement by and among the Company and the Original Series C Purchasers, dated as of November 18, 1999, and the shares of Series C Preferred Stock issued and sold pursuant to that certain Series C Convertible Preferred Stock Purchase Agreement by and among the Company and the New Series C Purchasers, dated as of August 9, 2000, as amended by Amendment No. 1 thereto dated February 6, 2001.

            "Series D Shares" shall mean the shares of Series D Preferred Stock issued and sold to the Original Series D Purchasers pursuant to the Agreement and Plan of Merger dated as of August 14, 2001 (the "Merger Agreement") by and among the Company, PF Acquisitions Corporation and Clinsoft Corporation, and the shares of Series D Preferred Stock issued and sold pursuant to the New Purchase Agreement.

            "Stockholders" means the Purchasers, the Founders and any persons or entities to whom the rights granted under this Agreement are transferred by any Purchaser or any Founder, their successors or assigns pursuant to Article VI,
Section 2 below.

            "Voting Shares" means any and all shares of Common Stock, Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and/or shares of capital stock of the Company, by whatever name called, which carry voting rights (including voting rights which arise by reason of default) which are now held or subsequently acquired by a Stockholder, however acquired, including, without limitation, shares of capital stock acquired pursuant to stock splits, stock dividends combinations and other similar events affecting such shares.


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                                   ARTICLE II

                                  VOTING RIGHTS

            1. Voting of Shares.

                  (a) In any and all elections of directors of the Company (whether at a meeting or by written consent in lieu of a meeting), each Stockholder shall vote or cause to be voted all Voting Shares held by him or it, or over which he or it has voting control, and otherwise use his or its respective best efforts, so as to fix the number of directors of the Company at nine (9), and to elect, (i) so long as such Founders holding not less than 750,000 shares (as adjusted for stock splits, stock dividends, combinations, reclassifications and the like) of Common Stock are employed by the Company, one member designated by the Founders (by action of the holders of a majority of the Voting Shares held by the Founders), (ii) one member designated by Atlas Venture, (iii) one member designated by North Bridge (who, together with the member designated by Atlas Venture, shall be deemed to be the directors designated by the holders of the Series A Shares pursuant to the Company's Fifth Restated Certificate of Incorporation, as amended by the Certificate of Amendment thereto field with the Delaware Secretary of State on December ___, 2001 (the "Charter")), (iv) one member designated by Sprout (who shall be deemed to be the director designated by the holders of the Series B Shares pursuant to the Company's Charter), (v) one member designated by Schroder, (vi) one member designated by Weisel (who, together with the member designated by Schroder, shall be deemed to be the directors designated by the holders of the Series C Shares pursuant to the Company's Charter), (vii) one member designated by ABS Capital Partners, L.P. (who shall be deemed to be the director designated by the holders of the Series D Shares pursuant to the Company's Charter) (viii) the person then serving as the Company's Chief Executive Officer, and (ix) one outside member jointly designated by the Board of Directors. The director initially designated by the Founders shall be Paul Bleicher, the director initially designated by Atlas Venture shall be Axel Bichara, the director initially designated by North Bridge shall be Richard D'Amore, the director initially designated by Sprout shall be Ron Hunt, the director initially designated by Schroder shall be Eugene D. Hill, III, the director initially designated by Weisel shall be Daniel Dross, the director initially designated by ABS Capital Partners, L.P. shall be John D. Stobo and the outside director shall be Peter Hutt.

                  (b) As long as Pacific holds at least 100,000 Series C Shares (as adjusted for any stock splits, stock dividends, recapitalizations or the like), Pacific shall be entitled to have one representative attend all meetings of the board of directors of this corporation as a non-voting observer, and in such capacity, Pacific shall be entitled to receive copies of all notices, minutes, consents and other materials provided to directors of the Corporation.

                  (c) The Company shall provide the Stockholders with 30 days' prior written notice of any intended mailing of a notice to stockholders for a meeting at which directors are to be elected. The Stockholders shall give written notice to all other parties to this Agreement, no later than 20 days prior to such mailing, of the person designated by them as nominee for election as director. If the Stockholders fail to give notice to the Company as provided above, it shall be deemed that their designees then serving as directors shall be their designees for reelection.


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
                  (d) Any director of the Company may be removed from the Board of Directors in the manner allowed by law and the Company's Charter and Bylaws; provided, however, that (i) the member designated by the Founders may be removed only with the consent of the holders of a majority of the Voting Shares held by the Founders, (ii) the member designated by Atlas Venture may be removed only with the consent of Atlas Venture, (iii) the member designated by North Bridge may be removed only with the consent of North Bridge, (iv) the member designated by Sprout may be removed only with the consent of Sprout, (v) the member designated by Schroder may be removed only with the consent of Schroder, (vi) the member designated by Weisel may be removed only with the consent of Weisel,
(vii) the member designated by ABS Capital Partners, L.P. may be removed only with the consent of ABS Capital Partners, L.P., (viii) the Company's Chief Executive Officer may be removed as a director at any time by the vote of a majority of the Board of Directors, (ix) the outside director may be removed as a director at any time by the vote of a majority of the Board of Directors.

            2. Negative Covenants. So long as at least ten percent (10%) of the originally issued Series A Shares, Series B Shares, Series C Shares, or Series D Shares remain outstanding (subject to adjustment for stock splits, stock dividends, reclassifications, recapitalization or similar events), the Company shall not, without the prior written consent of at least seventy five percent (75%) of the designees to the Board of Directors of the Company identified in
Section 1(a)(ii) through (vi) hereof:

                  (a) establish any employee benefit plan as defined in the Employee Retirement Income Security Act of 1974, as amended;

                  (b) adopt an annual business plan and budget, including the annual budget for management compensation;

                  (c) make any borrowings, issue any debt securities (whether or not convertible) or guarantee (directly or indirectly) any indebtedness, including any such debt, guarantee or obligation secured by accounts receivable, inventory, real property, fixtures or equipment; provided, that this subsection 2(c) shall not apply to unsecured debt of less than two million dollars ($2,000,000); and

                  (d) declare or pay any dividends (payable other than in Common Stock or other securities and rights convertible into or entitling the holder thereof to receive, directly or indirectly, additional shares of Common Stock of this corporation) on any class of stock or equity securities of the Company.

            3. No Revocation. The voting agreements contained herein are coupled with an interest and may not be revoked, except by written consent of holders of a majority of the Voting Shares held by the Series A Purchasers, the Series B Purchasers, the Series C Purchasers, and the Series D Purchasers voting on an as-converted basis together as a single class, and holders of twenty-five percent (25%) of the Voting Shares held by the Founders; provided, however, that in the event that any such revocation affects the appointment of any director pursuant to Section 1(a) above, then such revocation shall require the consent of the Stockholders who have the right to designate such director.


                                       7
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            4. Indemnification. In the event that any director elected pursuant to Section 1 of this Article II shall be made or threatened to be made a party to any action, suit or proceeding with respect to which he may be entitled to indemnification by the Company pursuant to its Charter or Bylaws, or otherwise, he shall be entitled to be represented in such action, suit or proceeding by counsel of his choice and the reasonable expenses of such director shall be reimbursed by the Company to the extent provided in or authorized by said Charter or Bylaws. Each Stockholder agrees not to take any action to amend any provisions of the Charter or Bylaws of the Company relating to indemnification of directors, as presently in effect, to reduce the benefits thereof to any director without the prior written consent of a sixty-six and two-thirds percent (66 2/3 %) of the Voting Shares held by the Stockholders.

            5. Restrictive Legend. All certificates representing Voting Shares hereafter acquired by the Stockholders or any transferee of the Stockholders bound by this Agreement shall have affixed thereto a legend substantially in the following form:

            "The shares of stock represented by this certificate are subject to certain voting agreements as set forth in a Fifth Amended and Restated Investors' Rights Agreement, as the same may be amended or restated from time to time, by and among the registered holder of this certificate, the corporation and certain other shareholders of the corporation, a copy of which is available for inspection at the office of the Secretary of the corporation."

            6. Transfers of Voting Rights. Any transferee to whom Voting Shares are transferred by a Stockholder in accordance with the terms of this Agreement, whether voluntarily or by operation of law, shall be bound by the voting obligations imposed upon the transferor under this Agreement, and shall be entitled to the rights granted to the transferor under this Agreement, to the same extent as if such transferee were a Stockholder hereunder.

                                   ARTICLE III

                               REGISTRATION RIGHTS

            1. Required Registrations.

                  (a) At any time after the earlier of November 18, 2002 or six months after the closing of the Company's first underwritten public offering of shares of Common Stock pursuant to a Registration Statement, any Purchaser or Purchasers holding sixty-six and two-thirds percent (66 2/3%) of the Purchaser Registrable Shares may request, in writing, that the Company effect the registration on Form S-1 or Form S-2 (or any successor form thereto) of Purchaser Registrable Shares held by holders having an aggregate offering price of at least $10,000,000 (based on the then current market price or fair value). If the Purchaser or Purchasers initiating the registration intend(s) to distribute the Purchaser Registrable Shares by means of an underwriting, such Purchasers shall so advise the Company in its request. In the event such registration is underwritten, all Purchasers proposing to distribute their securities through such underwriting under this Section 1(a) shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting and the rights of other Purchasers to participate in such registration shall be conditioned on such Purchasers' participation in such


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
underwriting. Upon receipt of any such request, the Company shall promptly give written notice of such proposed registration to all other Purchasers. Such Purchasers shall have the right, by giving written notice to the Company within 30 days after the Company provides its notice, to elect to have included in such registration such of their Purchaser Registrable Shares as such Purchasers may request in such notice of election; provided that, if the underwriter (if any) managing the offering determines that, because of marketing factors, all of the Purchaser Registrable Shares requested to be registered by all Purchasers may not be included in the offering, then all Purchasers who have requested registration shall participate in the registration pro rata based upon the number of Purchaser Registrable Shares which they have requested to be so registered. Thereupon, the Company shall, as expeditiously as possible, use its best efforts to effect the registration on Form S-1 or Form S-2 (or any successor form) of all Purchaser Registrable Shares which the Company has been requested to so register.

                  (b) Subject to the last sentence of this paragraph (b), at any time after the earlier of November 18, 2002 or six months after the closing of the Company's first underwritten public offering of shares of Common Stock pursuant to a Registration Statement, any Series C Purchaser or Purchasers holding a majority of the Series C Registrable Shares may request, in writing, that the Company effect the registration on Form S-1 or Form S-2 (or any successor form thereto) of Series C Registrable Shares held by holders having an aggregate offering price of at least $10,000,000 (based on the then current market price or fair value). If the Series C Purchaser or Purchasers initiating the registration intend(s) to distribute the Series C Registrable Shares by means of an underwriting, such Series C Purchasers shall so advise the Company in its request. In the event such registration is underwritten, all Purchasers proposing to distribute their securities through such underwriting under this
Section 1(b) shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting and the rights of other Purchasers to participate in such registration shall be conditioned on such Series C Purchasers' participation in such underwriting. Upon receipt of any such request, the Company shall promptly give written notice of such proposed registration to all other Purchasers. Such Purchasers shall have the right, by giving written notice to the Company within 30 days after the Company provides its notice, to elect to have included in such registration such of their Purchaser Registrable Shares as such Purchasers may request in such notice of election; provided that, if the underwriter (if any) managing the offering determines that, because of marketing factors, all of the Purchaser Registrable Shares requested to be registered by all Purchasers may not be included in the offering, then all Purchasers who have requested registration shall participate in the registration pro rata based upon the number of Purchaser Registrable Shares which they have requested to be so registered. Thereupon, the Company shall, as expeditiously as possible, use its best efforts to effect the registration on Form S-1 or Form S-2 (or any successor form) of all Purchaser Registrable Shares which the Company has been requested to so register. Notwithstanding the foregoing, the rights granted under this paragraph (b) shall no longer be in effect if the holders of sixty-six and two-thirds percent (66 2/3%) of the Series C Registrable Shares participate in a registration initiated pursuant to paragraph (a) above.

                  (c) At any time after the Company becomes eligible to file a Registration Statement on Form S-3 (or any successor form relating to secondary offerings), a Purchaser or Purchasers or Founder or Founders holding Registrable Shares may request, in writing, that the Company effect the registration on Form S-3 (or such successor form), of Registrable Shares held by such holders having a minimum aggregate offering price of at least

$1,000,000 (based on the then current public market price or fair value). In the event such registration is underwritten, all Purchasers proposing to distribute their securities through such underwriting under this Section 1(c) shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting. Upon receipt of any such request, the Company shall promptly give written notice of such proposed registration to all Purchasers, Stockholders and Founders. Such Purchasers, Stockholders and Founders shall have the right, by giving written notice to the Company within 30 days after the Company provides its notice, to elect to have included in such registration such of their Registrable Shares as such Purchasers, Stockholders or Founders may request in such notice of election; provided that, if the underwriter (if any) managing the offering determines that, because of marketing factors, all of the Registrable Shares requested to be registered by all Purchasers, Stockholders or Founders may not be included in the offering, then, prior to the inclusion of any Other Registrable Shares in such offering, all Purchasers who have requested registration shall participate in the registration pro rata based upon the number of Purchaser Registrable Shares which they have requested to be so registered (the "Requested Purchaser Shares"). In the event that any Purchaser is not permitted to include all of such Requested Purchaser Shares in the offering, no Other Registrable Shares shall be included in such offering. If all of the Requested Purchaser Shares are included in the offering, the Founders may participate in the registration, to the extent permitted by the underwriter managing the offering, pro rata based on the number of Other Registrable Shares which they have requested to be so registered. Thereupon, the Company shall, as expeditiously as possible, use its best efforts to effect the registration on Form S-3 (or any successor form) of all Registrable Shares which the Company has been requested to so register. After the Company's first public offering of its securities, the Company will use its best efforts to qualify (and remain eligible) for Form S-3 registration or a similar short-form registration.

                  (d) The Company shall not be required to effect more than two registrations pursuant to paragraph (a), nor more than 1 registration pursuant to paragraph (b); provided, however, that such obligation shall be deemed satisfied only when a registration statement covering the applicable Registrable Shares shall have (i) become effective and, if such method of disposition is a firm commitment underwritten public offering, all such Registrable Shares have been sold pursuant thereto, or (ii) been withdrawn at the request of the Purchasers requesting such registration (other than as a result of information concerning the business or financial condition of the Company which is made known to the Purchasers after the date on which such registration was requested or if the underwriter for the registration determines that adverse market conditions exist that would seriously jeopardize the success of the registration). In addition, the Company shall not be required to effect any registration within 180 days after the effective date of any other Registration Statement on Form S-1 or S-3 involving an underwritten offering of the Company and the Company shall not be required to file more than two Registration Statements on Form S-3 in any one year period.

                  (e) If at the time of any request to register Registrable Shares pursuant to this Article III, Section 1, the Company is engaged or has plans to engage within 30 days of the time of the request in a registered public offering of securities as to which the Purchasers, Stockholders or Founders may include Registrable Shares or is engaged in any other activity which, in the good faith determination of the Company's Board of Directors, would be materially adversely affected by the requested registration to the material detriment of the Company, then the Company may at its option direct that such request be delayed for a period not in excess of 120 days from the effective date of such offering or the date of commencement of such other material activity, as the case may be, such right to delay a request to be exercised by the Company not more than once in any two-year period.

            2. Incidental Registration.

            (a) Whenever the Company proposes to file a Registration Statement (which for purposes of this Section 2(a) shall include a Registration Statement filed pursuant to Section 1(c) above but shall not include a Registration Statement filed in connection with the Company's initial public offering) at any time and from time to time, it will, prior to such filing, give written notice to all Purchasers and Founders of its intention to do so and, upon the written request of such a Purchaser or Purchasers or Founder or Founders given within 30 days after the Company provides such notice (which request shall state the intended method of disposition of such Registrable Shares), the Company shall use its reasonable best efforts to cause all Registrable Shares which the Company has been requested by such Purchaser or Purchasers or Founder or Founders to register to be registered under the Securities Act to the extent necessary to permit their sale or other disposition in accordance with the intended methods of distribution specified in the request of such Purchaser or Purchasers or Founder or Founders; provided, however, that the Company shall have the right to postpone or withdraw any registration effected pursuant to this Article III, Section 2 without obligation to any Purchaser or Founder.

            (b) In connection with any registration under this Article III,
Section 2 involving an underwriting, the Company shall not be required to include any Registrable Shares in such registration unless the holders thereof accept the terms of the underwriting as agreed upon between the Company and the underwriters selected by it. If in the opinion of the managing underwriter it is desirable because of marketing factors to limit the number of Registrable Shares to be included in the offering, then the Company shall be required to include in the registration only that number of Registrable Shares, if any, which the managing underwriter believes should be included therein; provided however, that, such limitation shall not decrease the number of Series C Registrable Shares requested to be registered in the offering to a number less than thirty percent (30%) of the number of Series C Registrable Shares originally requested to be registered in the offering; and provided further, that, no persons or entities other than the Company, the Purchasers, Founders and other persons or entities holding registration rights shall be permitted to include securities in the offering. If the number of Registrable Shares to be included in the offering in accordance with the foregoing is less than the total number of shares which the Purchasers and Founders have requested to be included, then the Purchasers and Founders who have requested registration and other holders of securities entitled to include them in such registration shall participate in the registration pro rata based upon their total ownership of shares of Common Stock (giving effect to the conversion into Common Stock of all securities convertible thereinto); provided, however, that the Registrable Shares held by Founders shall be excluded from the offering before any Registrable Shares held by Purchasers are excluded. If any holder would thus be entitled to include more securities than such holder requested to be registered, the excess shall be allocated among other requesting holders pro rata in the manner described in the preceding sentence.

            3. Registration Procedures. If and whenever the Company is required by the provisions of this Agreement to use its reasonable best efforts to effect the registration of any of the Registrable Shares under the Securities Act, the Company shall:

                  (a) File with the Commission a Registration Statement with respect to such Registrable Shares and use its reasonable best efforts to cause that Registration Statement to become and remain effective;

                  (b) As expeditiously as possible prepare and file with the Commission any amendments and supplements to the Registration Statement and the prospectus included in the Registration Statement as may be necessary to keep the Registration Statement effective, in the case of a firm commitment underwritten public offering, until each underwriter has completed the distribution of all securities purchased by it and, in the case of any other offering, until the earlier of the sale of all Registrable Shares covered thereby or 180 days after the effective date thereof;

                  (c) As expeditiously as possible furnish to each selling Purchaser such reasonable numbers of copies of the prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as the selling Purchaser may reasonably request in order to facilitate the public sale or other disposition of the Registrable Shares held by the Purchaser;

                  (d) As expeditiously as possible use its best efforts to register or qualify the Registrable Shares covered by the Registration Statement under the securities or Blue Sky laws of such states as the selling Purchaser shall reasonably request, and do any and all other acts and things that may be necessary or desirable to enable the selling Purchaser to consummate the public sale or other disposition in such states of the Registrable Shares held by the selling Purchaser; provided, however, that the Company shall not be required in connection with this paragraph (d) to qualify as a foreign corporation or execute a general consent to service of process in any jurisdiction; and

                  (e) Use its best efforts to list the Registrable Shares covered by such registration statement with any securities exchange on which the Common Stock of the Company is then listed.

            If the Company has delivered preliminary or final prospectuses to the selling Purchasers and after having done so the prospectus is amended to comply with the requirements of the Securities Act, the Company shall promptly notify the selling Purchasers and, if requested, the selling Purchasers shall immediately cease making offers of Registrable Shares and return all prospectuses to the Company. The Company shall promptly provide each selling Purchaser with revised prospectuses and, following receipt of the revised prospectuses, the selling holder shall be free to resume making offers of the Registrable Shares.

            4. Allocation of Expenses. The Company shall pay all Registration Expenses of all registrations under this Agreement; provided, however, that if a registration under Article III, Section 1(a) or 1(b) is withdrawn at the request of the Purchasers requesting such registration (other than as a result of information concerning the business or financial condition of the Company which is made known to the Purchasers after the date on which such registration was requested) and if the requesting Purchasers elect not to have such registration counted as a registration requested under Article III, Section 1(a) or 1(b), the requesting Purchasers shall pay the Registration Expenses of such registration pro rata in accordance with the number of their Registrable Shares included in such registration. For purposes of this Article III, Section 4, the term "Registration Expenses" shall mean all expenses incurred by the Company in complying with the provisions of this Article III, including, without limitation, all registration and filing fees, exchange listing fees, printing expenses, fees and expenses of auditors and counsel for the Company and the fees and expenses of one counsel selected by the selling Purchaser(s) to represent the selling Purchaser(s) and state Blue Sky fees and expenses, but excluding underwriting discounts, selling commissions, the fees and expenses of selling Purchasers' own counsel (other than the one counsel selected to represent all selling Purchaser(s)).

            5. Indemnification and Contribution.

                  (a) In the event of any registration of any of the Registrable Shares under the Securities Act pursuant to this Agreement, the Company shall indemnify and hold harmless the seller of such Registrable Shares, each underwriter of such Registrable Shares, and each other person, if any, who controls such seller or underwriter within the meaning of the Securities Act or the Exchange Act against any losses, claims, damages or liabilities, joint or several, to which such seller, underwriter or controlling person may become subject under the Securities Act, the Exchange Act, state securities or Blue Sky laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement under which such Registrable Shares were registered under the Securities Act, any preliminary prospectus or final prospectus contained in the Registration Statement, or any amendment or supplement to such Registration Statement, or arise out of or are based upon the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and the Company will reimburse such seller, underwriter and each such controlling person for any legal or any other expenses reasonably incurred by such seller, underwriter or controlling person in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any untrue statement or omission made in such Registration Statement, preliminary prospectus or final prospectus, or any such amendment or supplement, in reliance upon and in conformity with information furnished to the Company, in writing, by or on behalf of such seller, underwriter or controlling person specifically for use in the preparation thereof.

                  (b) In the event of any registration of any of the Registrable Shares under the Securities Act pursuant to this Agreement, each seller of Registrable Shares, severally and not jointly, shall indemnify and hold harmless the Company, each of its directors and officers and each underwriter (if any) and each person, if any, who controls the Company or any such underwriter within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages or liabilities, joint or several, to which the Company, such directors and officers, underwriter or controlling person may become subject under the Securities Act, Exchange Act, state securities or Blue Sky laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement under which such Registrable

Shares were registered under the Securities Act, any preliminary prospectus or final prospectus contained in the Registration Statement, or any amendment or supplement to the Registration Statement, or arise out of or are based upon any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, if the statement or omission was made in reliance upon and in conformity with information relating to such seller furnished in writing to the Company by or on behalf of such seller specifically for use in connection with the preparation of such Registration Statement, prospectus, amendment or supplement; provided, however, that the obligations of such sellers of Registrable Shares hereunder shall be limited to an amount equal to the proceeds to each seller from the Registrable Shares sold in connection with such registration.

                  (c) Each party entitled to indemnification under this Article III, Section 5 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom; provided, that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld); and, provided further, that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Article III, Section 5, except to the extent that such failure to provide notice causes prejudice to the Indemnified Party. The Indemnified Party may participate in such defense at such party's expense; provided, however, that the Indemnifying Party shall pay such expense if representation of such Indemnified Party by the counsel retained by the Indemnifying Party would be inappropriate due to actual or potential differing interests between or the existence or availability of different defenses to the Indemnified Party and any other party represented by such counsel in such proceeding. No Indemnifying Party, in the defense of any such claim or litigation shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect of such claim or litigation, and no Indemnified Party shall consent to entry of any judgment or settle such claim or litigation without the prior written consent of the Indemnifying Party.

                  (d) In order to provide for just and equitable contribution to joint liability under the Securities Act in any case in which either (i) any holder of Registrable Shares exercising rights under this Agreement, or any controlling person of any such holder, makes a claim for indemnification pursuant to this Article III, Section 5 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Article III, Section 5 provides for indemnification in such case, or
(ii) contribution under the Securities Act may be required on the part of any such selling holder or any such controlling person in circumstances for which indemnification is provided under this Article III, Section 5; then, in each such case, the Company and such holder will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportions so that such holder is responsible for the portion represented by the percentage that the public offering price of its Registrable Shares offered by the Registration Statement bears to the public offering price of all securities offered by such Registration Statement, and the Company is responsible for the remaining portion; provided, however, that, in any such case, (A) no such holder will be required to contribute any amount in excess of the proceeds to it of all Registrable Shares sold by it pursuant to such Registration Statement, and (B) no person or entity guilty of fraudulent misrepresentation, within the meaning of Section 11(f) of the Securities Act, shall be entitled to contribution from any person or entity who is not guilty of such fraudulent misrepresentation.

            6. Indemnification with Respect to Underwritten Offering. In the event that Registrable Shares are sold pursuant to a Registration Statement in an underwritten offering pursuant to Article III, Section 1, the Company shall enter into an underwriting agreement containing customary representations and warranties with respect to the business and operations of an issuer of the securities being registered and customary covenants and agreements to be performed by such issuer, including, without limitation, customary provisions with respect to indemnification by the Company of the underwriters of such offering.

            7. Information by Holder. Each Purchaser including Registrable Shares in any registration shall furnish to the Company such information regarding such holder and the distribution proposed by such holder as the Company may reasonably request in writing and as shall be required in connection with any registration, qualification or compliance referred to in this Agreement.

            8. "Stand-Off" Agreement. Each Stockholder hereby agrees that it will not, without the prior written consent of the managing underwriter, during
(a) the period commencing on the date of the final prospectus relating to the Company's initial public offering and ending on the date specified by the Company and the managing underwriter (such period not to exceed one hundred eighty (l80) days) and (b) the period commencing on the date of the final prospectus relating to any subsequent underwritten public offering of the Company's Common Stock and ending on the date specified by the Company and the managing underwriter (such period not to exceed ninety (90) days): (i) lend, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock (whether such shares or any such securities are then held by the Stockholder or re thereafter acquired), or (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise. The foregoing provisions of this Section 8 shall: (A) not apply to the sale of any shares to an underwriter pursuant to an underwriting agreement; and (B) only be applicable to the Stockholders if all officers and directors and greater than one percent (1%) stockholders of the Company enter into similar agreements. The underwriters in connection with a public offering of the Company's Common Stock are intended third party beneficiaries of this Section 8 and shall have the right, power and authority to enforce the provisions hereof as though they were a party hereto. In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to the Registrable Shares of each Stockholder (and the shares or securities of every other person subject to the foregoing restriction) until the end of such period. Notwithstanding the foregoing, in the event that the Company or the managing underwriter releases any Stockholder from the requirements of the foregoing market stand-off provisions in this Section 8, any Purchaser not so released shall be entitled to a corresponding pro rata release.

            9. Limitations on Subsequent Registration Rights. The Company shall not, without the prior written consent of Purchasers holding at least sixty-six and two-thirds percent (66 2/3%) of the Purchaser Registrable Shares and Founders holding at least twenty-five percent (25%) of the Other Registrable Shares, provided such Founders are employed with the Company, enter into any agreement (other than this Agreement) with any holder or prospective holder of any securities of the Company which would allow such holder or prospective holder to (a) make a demand registration or (b) include securities of the Company in any Registration Statement, unless under the terms of such agreement, such holder or prospective holder includes such securities (the "Third Party Shares") only on terms substantially similar to the terms on which holders of Registrable Shares may include shares in such registration, including that (x) if the underwriter (if any) managing the offering determines that, because of marketing factors, all of the Registrable Shares requested to be registered may not be included in the offering, then, prior to the inclusion of any Third Party Shares in such offering, all Stockholders who have requested registration shall participate in the registration and (y) in the event that any Stockholder is not permitted to include all Registrable Shares requested by such Stockholder in the offering, no Third Party Shares shall be included in such offering.

            10. Rule 144 Requirements. After the earliest of (a) the closing of the sale of securities of the Company pursuant to a Registration Statement, (b) the registration by the Company of a class of securities under Section 12 of the Exchange Act, or (c) the issuance by the Company of an offering circular pursuant to Regulation A under the Securities Act, the Company agrees to:

                  (i) comply with the requirements of Rule 144(c) under the Securities Act with respect to current public information about the Company;

                  (ii) use its best efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements); and

                  (iii) furnish to any holder of Registrable Shares upon request
(A) a written statement by the Company as to its compliance with the requirements of said Rule 144(c), and the reporting requirements of the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), (B) a copy of the most recent annual or quarterly report of the Company, and (C) such other reports and documents of the Company as such holder may reasonably request to avail itself of any similar rule or regulation of the Commission allowing it to sell any such securities without registration.

            11. Mergers, Etc. The Company shall not, directly or indirectly, enter into any merger, consolidation or reorganization in which the Company shall not be the surviving corporation unless the proposed surviving corporation shall, prior to such merger, consolidation or reorganization, agree in writing to assume the obligations of the Company under this Agreement, and for that purpose references hereunder to "Registrable Shares" shall be deemed to be references to the securities which the Purchasers would be entitled to receive in exchange for Registrable

Shares under any such merger, consolidation or reorganization; provided, however, that the provisions of this Article III, Section 11 shall not apply in the event of any merger, consolidation or reorganization in which the Company is not the surviving corporation if all holders are entitled to receive in exchange for their Registrable Shares consideration consisting solely of (a) cash, (b) securities of the acquiring corporation which may be immediately sold to the public without limitations on volume or manner of sale and without registration under the Securities Act (including pursuant to Rule 144 and/or Rule 145 promulgated thereunder), or (c) securities of the acquiring corporation which the acquiring corporation has agreed to register within 90 days of completion of the transaction for resale to the public pursuant to the Securities Act.

                                   ARTICLE IV

                              PARTICIPATION RIGHTS

            1. Participation Rights.

                  (a) Except as set forth in Section 3 of this Article IV hereof, until the earlier of (i) the consummation of an Initial Public Offering or (ii) such time as less than ten percent (10%) of the originally issued Purchaser Registrable Shares (as adjusted for stock splits, stock dividends, combinations, reclassifications and the like) remain outstanding, the Company shall not issue, sell or exchange, agree to issue, sell or exchange, or reserve or set aside for issuance, sale or exchange, (i) any shares of its Common Stock,
(ii) any other equity securities of the Company, including, without limitation, shares of preferred stock or other convertible equity securities, (iii) any option, warrant or other right to subscribe for, purchase or otherwise acquire any equity securities of the Company, or (iv) any debt securities convertible into capital stock of the Company (collectively, the "Offered Securities"), unless in each such case the Company shall have first complied with this Agreement. The Company shall deliver to the Purchasers a written notice of any proposed or intended issuance, sale or exchange of Offered Securities (the "Offer"), which Offer shall (i) identify and describe the Offered Securities,
(ii) describe the price and other terms upon which they are to be issued, sold or exchanged, and the number or amount of the Offered Securities to be issued, sold or exchanged, (iii) identify the persons or entities, if known, to which or with which the Offered Securities are to be offered, issued, sold or exchanged, and (iv) offer to issue and sell to or exchange with the Purchasers all of the Offered Securities. The amount of Offered Securities to be offered by the Company to each Purchaser for issuance, sale or exchange shall be determined as follows: (A) each Purchaser may subscribe for an amount of the Offered Securities in proportion to the amount that the Voting Shares then held by such Purchaser bears to the Voting Shares then held by all Purchasers (the "Basic Amount"), and (B) such additional amount of the Offered Securities as such Purchaser indicates it will purchase or acquire should other Purchasers acquire less than their respective Basic Amounts (the "Undersubscription Amount"). Each Purchaser shall have the right, for a period of 30 days following delivery of the Offer, to purchase or acquire, at the price and upon the other terms specified in the Offer, the number or amount of Offered Securities described above. To the extent that the consideration proposed to be paid for the Offered Securities consists of property other than cash or a promissory note, the consideration required to be paid by the Purchasers exercising their options under this Article IV may consist of cash equal to the value of such property, as determined in good faith by the Company and the Purchasers acquiring such Offered Securities. The Offer by its term shall remain open and irrevocable for such 30-day period.

                  (b) For purposes of calculating a Purchaser's ownership of Voting Shares, all shares of convertible Preferred Stock of the Company shall be deemed to have been converted into shares of Common Stock.

                  (c) To accept an Offer, in whole or in part, a Purchaser must deliver a written notice to the Company prior to the end of the 30-day period of the Offer, setting forth the portion of the Purchaser's Basic Amount that such Purchaser elects to purchase and, if such Purchaser shall elect to purchase all of its Basic Amount, the Undersubscription Amount (if any) that such holder elects to purchase (the "Notice of Acceptance"). If the Basic Amounts subscribed for by all Purchasers are less than the total Offered Securities, then each holder who has set forth Undersubscription Amounts in its Notice of Acceptance shall be entitled to purchase, in addition to the Basic Amounts subscribed for, all Undersubscription Amounts it has subscribed for; provided, however, that should the Undersubscription Amounts subscribed for exceed the difference between the Offered Securities and the Basic Amounts subscribed for (the "Available Undersubscription Amount"), each Purchaser who has subscribed for any Undersubscription Amount shall be entitled to purchase only that portion of the Available Undersubscription Amount as the Undersubscription Amount subscribed for by such Purchaser bears to the total Undersubscription Amounts subscribed for by all Purchasers, subject to rounding by the Board of Directors to the extent it reasonably deems necessary.

                  (d) In the event that Notices of Acceptance are not given by the Purchasers in respect of all the Offered Securities, the Company shall have 90 days from the expiration of the period set forth in Article IV, Section 1(a) to issue, sell or exchange all or any part of such Offered Securities as to which a Notice of Acceptance has not been given by the Purchasers (the "Refused Securities"), but only upon terms and conditions (including, without limitation, unit prices and interest rates) which are not more favorable, in the aggregate, to the acquiring person or persons or less favorable to the Company than those set forth in the Offer.

                  (e) Upon the closing of the issuance, sale or exchange of all or less than all the Refused Securities and the balance of the Offered Securities, the Purchasers shall acquire from the Company, and the Company shall issue to such Purchasers, the number or amount of Offered Securities specified in the Notices of Acceptance, upon the terms and conditions specified in the Offer (provided that such closing may be extended as to any Purchaser for purposes of obtaining any necessary governmental approvals, if applicable). The purchase by the Purchasers of any Offered Securities is subject in all cases to the preparation, execution and delivery by the Company and such Purchasers of a purchase agreement relating to such Offered Securities reasonably satisfactory in form and substance to such holders and their respective counsel.

                  (f) Any Offered Securities not acquired by the Purchasers or other persons in accordance with Article IV, Section 1(d) may not be issued, sold or exchanged until they are again offered to the Purchasers under the procedures specified in this Article.

            2. Excluded Issuances. The rights of the Purchasers under this
Article IV shall not apply to:

                  (a) Common Stock issued as a stock dividend to holders of Common Stock or upon any subdivision or combination of shares of Common Stock;

                  (b) the issuance of any shares of Common Stock upon conversion of outstanding shares of convertible preferred stock;

                  (c) up to Five Million Forty-Six Thousand Six Hundred Sixty-Four (5,046,664) shares of Common Stock, or options exercisable therefor, including options outstanding on the date of this Agreement (such number to be proportionately adjusted in the event of any stock splits, stock dividends, recapitalizations, or similar events occurring on or after the date of this Agreement) issuable to officers, directors, employees and consultants of the Company or any subsidiary pursuant to any plan, agreement, or arrangement approved by the Board of Directors of the Company;

                  (d) securities issued solely in consideration for the acquisition (whether by merger or otherwise) by the Company or any of its subsidiaries of all or substantially all of the stock or assets of any other entity;

                  (e) securities issued pursuant to the exercise of the SVB Warrant; or

                  (f) except as set forth in Section 3 of this Article IV hereof, shares of Common Stock sold by the Company in an Initial Public Offering.

            3. Participation Right in an Initial Public Offering. In connection with the Company's Initial Public Offering, and subject to any applicable securities laws, the Company shall use its best efforts to cause the managing underwriter of such Initial Public Offering to offer to each Series C Purchaser the right to purchase at least that number of shares of capital stock of the Company determined by multiplying (a) each Series C Purchaser's then current Pro-Rata Share by (b) the number of IPO Shares, at the price per share offered to the public and as reflected on the final prospectus of the Company. A Series C Purchaser shall have the right to apportion its participation in the Initial Public Offering pursuant to this Section 3 of Article IV among any of its partners, members, or affiliates. Notwithstanding the foregoing in this Section 3 of Article IV, the managing underwriter, in its sole discretion, may modify or limit the Series C Purchaser's participation right provided herein by providing written notice to such Series C Purchaser setting forth such underwriter's reasons for such limitation or modification, including that such limitation or modification is necessary, because of marketing factors, for the success of the Initial Public Offering.

                                    ARTICLE V

             FOUNDERS' RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT

            1. Restrictions on Transfer.

                  (a) Any sale or other disposition of any Voting Shares by a Founder, other than according to the terms of this Agreement shall be void and transfer no right, title or interest in or to any of such Voting Shares to the purported transferee.

                  (b) Each Founder agrees to present the certificates representing the Voting Shares presently held or hereafter acquired by him to the Secretary of the Company and cause the Secretary to stamp on the certificate in a prominent manner the following legend:

                  "The sale or other disposition of any of the shares represented by this certificate is restricted by a Fifth Amended and Restated Investors' Rights Agreement, as the same may be amended or restated from time to time, by and among certain of the shareholders of this corporation and this corporation (the "Agreement"). A copy of the Agreement is available for inspection during normal business hours at the office of the Secretary of the corporation."

            2. Transfers Not Subject to Restrictions.

                  (a) Subject to Section 2 of Article VI hereof, any Founder may sell, assign or transfer Voting Shares to (i) his spouse, children (natural or adopted), siblings or parents, or to a trust established for the benefit of his spouse, children (natural or adopted), siblings, parents or himself, or dispose of them under his will, or (ii) the other Founders, without compliance with Sections 3 and 5 of this Article V; provided that the transferee provides the Company and the Purchasers with a written agreement to be bound hereby to the same extent as the transferring Founder.

                  (b) The rights of the holders of the Series A Preferred Stock, Series B Preferred Stock, the Series C Preferred Stock, or the Series D Preferred Stock under Section 5 of this Article V shall not apply to any pledge of Voting Shares by a Founder which creates a mere security interest, provided the pledgee provides the Company with a written agreement to be bound hereby to the same extent as the pledging Founder.

            3. Offer of Sale; Notice of Proposed Sale. If any Founder desires to sell, transfer or otherwise dispose of any of his Voting Shares, or of any interest in such Voting Shares, whether voluntarily or by operation of law, in any transaction other than pursuant to Section 2 of this Article V, such Founder (the "Selling Founder") shall first deliver written notice of his desire to do so (the "Notice") to the Company and the Purchasers, in the manner prescribed in
Section 6 of Article VI hereof. The Notice must specify: (i) the name and address of the party to which the Selling Founder proposes to sell or otherwise dispose of the Voting Shares or an interest in the Voting Shares (the "Offeror"), (ii) the number of Voting Shares the Selling Founder proposes to sell or otherwise dispose of (the "Offered Shares"), (iii) the consideration per Voting Share to be delivered to the Selling Founder for the proposed sale, transfer or disposition, and (iv) all other material terms and conditions of the proposed transaction.

            4. Company's Option to Purchase.

                  (a) Subject to Section 6(a) of this Article V, the Company shall have the first option to purchase all or any part of the Offered Shares for the consideration per share and on the terms and conditions specified in the Notice. The Company shall be entitled to exercise such option, within 15 days following delivery of such Notice.

                  (b) In the event the Company does not exercise its option within such 15 day period with respect to all of the Offered Shares, the Secretary of the Company shall, by the last day of such period, give written notice of that fact to the Purchasers (the "Purchasers Notice").

The Purchasers Notice shall specify the number of Offered Shares not purchased by the Company (the "Remaining Shares").

                  (c) In the event the Company duly exercises its option to purchase all or part of the Offered Shares, the closing of such purchase shall take place at the offices of the Company on the later of (i) the date five days after the expiration of such 15 day period or (ii) the date that the Purchasers consummate their purchase of Offered Shares under Section 5(b) of this Article V.

                  (d) To the extent that the consideration proposed to be paid by the Offeror for the Offered Shares consists of property other than cash or a promissory note, the consideration required to be paid by the Company and/or the Purchasers exercising their options under Sections 4 and 5 of this Article V may consist of cash equal to the value of such property, as determined in good faith by agreement of the Selling Founder and the Company and/or the Purchasers acquiring such Offered Shares.

                  (e) Notwithstanding anything to the contrary herein, neither the Company nor any Purchasers shall have any right to purchase any of the Offered Shares hereunder unless the Company and/or such Purchasers exercise their option to purchase all of the Offered Shares.

            5. Purchasers' Option to Purchase.

                  (a) Subject to Section 6(a) of this Article V, each Purchaser shall have an option, exercisable for a period of 15 days from the date of delivery of the Purchaser's Notice, to purchase his or its pro rata share (subject to adjustment pursuant to Section 5(b)), according to the number of Voting Shares held by such Purchaser, of the Remaining Shares for the consideration per share and on the terms and conditions set forth in the Notice. Such option shall be exercised by delivery of written notice to the Secretary of the Company. In addition to or alternatively, each Purchaser may within the same 15-day period, notify the Secretary of the Company of his or its desire to participate in the sale of Voting Shares held by him or it on the terms set forth in the Notice, and the number of Voting Shares he or it wishes to sell should the Company and/or the Purchasers not exercise their option to purchase all of the Offered Shares.

                  (b) In the event options to purchase have been exercised by the Purchasers with respect to some but not all of the Remaining Shares, those Purchasers who have exercised their options within the 15-day period specified in Section 5(a) shall have an additional option, for a period of five days next succeeding the expiration of such 15-day period, to purchase all or any part of the balance of such Remaining Shares on the terms and conditions set forth in the Notice, which option shall be exercised by the delivery of written notice to the Secretary of the Company. In the event there are two or more such Purchasers that choose to exercise the last-mentioned option for a total number of Voting Shares in excess of the number available, the Remaining Shares available for each such Purchaser's option shall be allocated to such Purchaser pro rata based on the number of Voting Shares held by the Purchaser so electing.

                  (c) If the option to purchase the Remaining Shares is exercised in full by the Purchasers, the closing of the purchase of the Remaining Shares shall take place at the offices of the Company no later five days after the exercise of such purchase option by the Purchaser or Purchasers (provided that such closing may be extended as to any Purchaser for purposes of obtaining any necessary governmental approvals).

            6. Failure to Fully Exercise Options; Co-Sale.

                  (a) If the Company and the Purchasers do not exercise their options to purchase all of the Offered Shares within the periods described in this Agreement (the "Option Period"), then all options of the Company and the Purchasers to purchase the Offered Shares, whether exercised or not, shall terminate with respect to that sale only, but each Purchaser which has, pursuant to Section 5 of this Article V, expressed a desire to sell Voting Shares in the transaction (a "Participating Purchaser"), shall be entitled to do so pursuant to this Section 6. The Secretary of the Company shall promptly, on expiration of the Option Period, notify the Selling Founder of the aggregate number of Voting Shares the Participating Purchasers wish to sell. The Selling Founder shall use his best efforts to interest the Offeror in purchasing, in addition to the Offered Shares, the Voting Shares the Participating Purchasers wish to sell. If the Offeror does not wish to purchase all of the Voting Shares made available by the Selling Founder and the Participating Purchasers, then each Participating Purchaser and the Selling Founder shall be entitled to sell, at the price and on the terms and conditions set forth in the Notice, a portion of the Voting Shares being sold to the Offeror, in the same proportion as such Selling Founder or Participating Purchaser's ownership of Voting Shares bears to the aggregate number of Voting Shares held by the Selling Founder and the Participating Purchasers. Any Participating Purchaser may at its option convert the portion of its Preferred Stock requested to be included in the proposed sale by the Selling Founder into Common Stock. The Company and the Selling Founder agree to make any such conversion concurrent with the actual transfer of such shares to the proposed transferee. The transaction contemplated by the Notice shall be consummated not later than 60 days after the expiration of the Option Period.

                  (b) If the Participating Purchasers do not elect to sell the full number of Voting Shares which they are entitled to sell pursuant to Section 6(a), the Selling Founder shall be entitled to sell to the Offeror, according to the terms set forth in the Notice, that number of his own Voting Shares which equals the difference between the number of Voting Shares desired to be purchased by the Offeror and the number of Voting Shares the Participating Purchasers wish to sell. If the Selling Founder wishes to sell, transfer or otherwise dispose of any such Voting Shares at a price per Voting Share which differs from that set forth in the Notice, upon terms different from those previously offered to the Purchasers, or more than 60 days after the expiration of the Option Period, as a condition precedent to such transaction, such Voting Shares must first be offered to the Purchasers on the same terms and procedures and time periods set forth above in Sections 4 and 5 and must again be subject to the co-sale rights in this Section 6.

                  (c) The proceeds of any sale made by the Selling Founder without compliance with the provisions of this Section 6 shall be deemed to be held in constructive trust in such amount as would have been due the Participating Purchasers if the Selling Founder had complied with this Agreement.

            7. Other Rights Not Affected. Notwithstanding any provision in this
Article V to the contrary, nothing in this Article V shall limit any right of the Company to repurchase any shares from a Founder or employee which have not yet vested pursuant to the terms of any other agreement between the Company and such Founder or employee.

                                   ARTICLE VI

                                     GENERAL

            1. Termination. Article II of this Agreement shall terminate in its entirety on the earlier of (a) the closing of an Initial Public Offering or (b) the tenth anniversary of the date of this Agreement. All of the Company's obligations to register Registrable Shares under Article III of this Agreement shall terminate on the later of (a) the fifth anniversary of an Initial Public Offering or (b) the tenth anniversary of the date of this Agreement. Article IV and Article V of this Agreement shall terminate in their entirety upon the earliest of (a) a Liquidation Event (as defined in the Company's Charter), (b) the closing of an Initial Public Offering, or (c) such time as less than ten percent (10%) of the originally issued Purchaser Registrable Shares (as adjusted for stock splits, stock dividends, combinations, reclassifications and the like) remain outstanding.

            2. Transfer of Rights. This Agreement, and the rights and obligations of the Purchasers hereunder, may be assigned by a Purchaser to any person or entity to which Shares are transferred by the Purchaser, and such transferee shall be deemed a "Purchaser" and a "Stockholder" for purposes of this Agreement; provided that the transferee provides written notice of such assignment to the Company and agrees to be bound by the terms hereof. Notwithstanding the foregoing sentence, the rights and obligations of each Purchaser under Article III of this Agreement may only be assigned by such Purchaser to any person or entity (i) to which at least 100,000 Shares, or, in the case of a transfer by Silicon (on one occasion only), 34,330 Shares (in each case, as adjusted for stock splits, stock dividends, combinations, reclassifications and the like) are transferred by such Purchaser or (ii) which is a partner, stockholder or affiliate of such Purchaser or another Purchaser. No Purchaser may assign any of its rights or obligations hereunder to any person or entity which is determined in good faith by the Board of Directors to be a "competitor" of the Company. The Founders may not assign any rights under this Agreement except to or for the benefit of any spouse, child or grandchild, or to a trust for their benefit, provided that such rights shall remain subject to this Agreement (including without limitation the restrictions on transfer set forth in this Article VI, Section 2) and such permitted assignee shall, as a condition to such assignment, deliver to the Company a written instrument confirming that such assignee shall be bound by all of the terms and conditions of this Agreement.

            3. Severability. The provisions of this Agreement are severable, so that the invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other term or provision of this Agreement, which shall remain in full force and effect.

            4. Specific Performance. In addition to any and all other remedies that may be available at law in the event of any breach of this Agreement, the Stockholders shall be entitled to specific performance of the agreements and obligations of the Company and the Stockholders hereunder and to such other injunctive or other equitable relief as may be granted by a court of competent jurisdiction.

            5. Governing Law. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware (without reference to the conflicts of law provisions thereof).

            6. Expenses. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorneys' fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

            7. Notices. All notices, requests, consents, and other communications under this Agreement shall be in writing and shall be delivered by hand or mailed by first class certified or registered mail, return receipt requested, postage prepaid:

                  If to the Company:

                  Phase Forward Incorporated
                  1440 Main Street
                  Waltham, MA  02451
                  Attention: President and General Counsel

or at such other address or addresses as may have been furnished in writing by the Company to the Purchasers.

                  With a copy to:

                  Testa, Hurwitz & Thibeault, LLP
                  125 High Street
                  Boston, MA 02110
                  Attn: William J. Schnoor, Jr., Esq.

                  If to a Series A Purchaser:

                  at his or its address set forth beneath his or its signature to this Agreement or at such other address or addresses as may have been furnished to the Company in writing by the Series A Purchaser.

                  With a copy to:

                  Hale and Dorr LLP
                  60 State Street
                  Boston, MA 02109
                  Attention:  Paul Rogers, Esq.

                  If to a Series B Purchaser:

                  at his or its address set forth beneath his or its signature to this Agreement or at such other address or addresses as may have been furnished to the Company in writing by the Series B Purchaser.

                  With copies to:

                  Gunderson Dettmer Stough Villeneuve Franklin and
                  Hachigian, LLP
                  155 Constitution Drive
                  Menlo Park, CA 94025
                  Attention: Scott C. Dettmer, Esq.

                  Hale and Dorr LLP
                  60 State Street
                  Boston, MA 02109
                  Attention: Paul Rogers, Esq.

                  If to a Series C Purchaser:

                  at his or its address set forth beneath his or its signature to this Agreement or at such other address or addresses as may have been furnished to the Company in writing by the Series C Purchaser.

                  With copies to:

                  Testa, Hurwitz & Thibeault, LLP
                  125 High Street
                  Boston, MA  02110
                  Attention: Lawrence S. Wittenberg, Esq.

                  Hale and Dorr LLP
                  60 State Street
                  Boston, MA 02109
                  Attention: Paul Rogers, Esq.

                  Weil, Gotshal & Manges LLP
                  100 Crescent Court, Suite 1300
                  Dallas, TX  75201
                  Attention:  R. Jay Tabor

                  If to a Series D Purchaser:

                  at his or its address set forth beneath his or its signature to this Agreement or at such other address or addresses as may have been furnished to the Company in writing by the Series D Purchaser.


                  With copies to:

                  Hogan & Hartson L.L.P.
                  111 South Calvert Street
                  Baltimore, Maryland  21202
                  Attention:  Thene Martin, Esq.


                  If to IBM:

                  International Business Machines Corporation
                  MS 217
                  New Orchard Road
                  Armonk, NY 10504
                  Attention: John W. Greene


                  If to a Founder:

                  at each such Founder's respective address set forth beneath his signature on this Agreement, or at such other address or addresses as may have been furnished to the Company in writing by such Founder. Notices provided in accordance with this Article VI, Section 6 shall be deemed delivered upon personal delivery or two business days after deposit in the mail.

            8. (a) Waiver of Participation Rights. In accordance with Section 8(b) of Article VI of the Prior Agreement, the Prior Agreement is hereby amended to provide that any rights any party to the Prior Agreement may have, including prior notice rights, under, and any failure of the Company to comply with, the requirements of Article IV, Section 1 of the Prior Agreement with respect to the sale and issuance of the Series D Preferred Stock pursuant to the New Purchase Agreement, are hereby waived.

                   (b) Complete Agreement; Amendments. By such party's execution below, each party to the Prior Agreement hereby agrees to amend and restate the Prior Agreement in accordance with Article VI Section 8 thereof. This Agreement constitutes the full and complete agreement of the parties hereto with respect to the subject matter hereof, provided, however, that the rights of Purchasers or Founders that became parties to the Prior Agreement in connection with permitted transfers thereunder shall be subject to the restrictions contained in the counterpart signature pages executed in connection therewith. No amendment, waiver, modification or termination of any provision of this Agreement shall be valid unless in writing and signed by the Company and the holders of sixty-six and two-thirds percent (66 2/3%) of the Voting Shares held by the Purchasers and holders of twenty-five percent (25%) of the Voting Shares held by the Founders, provided such Founders are employed with the Company; provided, that (i) Article II, Section 1(a) governing the designation of a member of the Board of Directors by the Founders may be amended or waived only if the Founders (by action of the holders of a majority of the Voting Shares held by the Founders) concur in such amendment or waiver; and (ii) Article III may be amended or waived (A) by the Company and Purchasers holding 66 2/3% of the Registrable Shares and no consent of the Founders shall be required to amend or waive such Article; and (B) with the consent of less than all of the Purchasers only in a manner which affects all Registrable Shares (to the extent affected) in the same fashion. No waivers of or exceptions to any term, condition or provision of this Agreement, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision. Any amendment or waiver effected in accordance with this paragraph 8 of Article VI shall be binding upon each holder of any Registrable Shares, each future holder of all such Registrable Shares, and the Company, whether or not such holder consented, agreed to, or signed such amendment or waiver.

            9. Pronouns. Whenever the content may require, any pronouns used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural, and vice versa.

            10. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of which together shall constitute one Agreement binding on all the parties hereto.

            11. Captions. Captions of sections have been added only for convenience and shall not be deemed to be a part of this Agreement.

            12. Aggregation of Stock. All shares held or acquired by affiliated entities or persons shall be aggregated together for the purpose of determining the availability of any rights under this Agreement.

            13. Stock Split. All references to numbers of shares in this Agreement shall be appropriately adjusted to reflect any stock dividend, split, combination or other recapitalization of shares by the Company occurring after the date of this Agreement.



                             Signature Pages Follow

      IN WITNESS WHEREOF, this Fifth Amended and Restated Investors' Rights Agreement has been executed as of the date first written above.


                                    COMPANY:



                                    PHASE FORWARD INCORPORATED



                                    By:
                                       ----------------------------------------

                                    Title:
                                          -------------------------------------

                                    Address: 1440 Main Street
                                             Waltham, MA  02451

             Signature page to the Investors' Rights Agreement


                                    FOUNDERS:



                                    ------------------------------------------
                                    PAUL BLEICHER

                                    Address: 174 Mt. Vernon Street
                                             Newton, MA 02465



                                    PAUL A BLEICHER 1999 IRREVOCABLE TRUST




                                    By:
                                        --------------------------------------
                                          Name:  Elaine Greenstein, Trustee
                                          Address:



                                    ------------------------------------------
                                    RICHARD DALE

                                    Address: 83 Dalton Road
                                             Newton, MA 02459



                                    Harverd-Dale Children 1999 Irrevocable
                                    Trust, dated July 8, 1999


                                    By:
                                        --------------------------------------
                                          Name: Dale Ann Kaiser, Trustee
                                          Address: 199 Wells Avenue, Suite 201
                                                   Newton, MA  02459



                                    ------------------------------------------
                                    DORIT HARVERD

                                    Address: 83 Dalton Road
                                             Newton, MA  02459

             Signature page to the Investors' Rights Agreement



                                    ------------------------------------------
                                    ANDREW DALE

                                    Address: 83 Dalton Road
                                             Newton, MA  02459




                                    ------------------------------------------
                                    JEFFREY KLOFFT
                                    Address: 15 Ironworks Road
                                             Sudbury, MA 01776




                                    ------------------------------------------
                                    SHIV TASKER

                                    Address: 336 Boston Post Road
                                             Weston, MA  02193



                                    The Tasker Children 1999 Irrevocable
                                      Trust



                                    By:
                                        --------------------------------------
                                          Name: Rushikesh Tasker, Trustee
                                          Address:

             Signature page to the Investors' Rights Agreement



                                    ------------------------------------------
                                    MONISHA TASKER

                                    Address: 336 Boston Post Road
                                             Weston, MA  02193




                                    ------------------------------------------
                                    G. GORDON M. LARGE

                                    Address: 238 Winged Foot Drive
                                             Blue Bell, PA 19422





                                    ------------------------------------------
                                    GILLIAN E. LEWIN*

                                    Address: 28 Fitzalan Road
                                             Finchley, London N3 3PD
                                             United Kingdom



*The undersigned acknowledges that she will not receive rights under this Agreement and hereby agrees to be bound by all the provisions of this Agreement.

             Signature page to the Investors' Rights Agreement



                                    PURCHASERS:

                                    Schroder Ventures International Life
                                    Sciences Fund II LP1

                                    By    Schroder Venture Managers Inc.,
                                          as General Partner


                                    By:
                                        --------------------------------------
                                          Name:  N. Lawson, G. Carr
                                          Title: Directors & Vice Presidents

                                          Address:  22 Church Street
                                                   Hamilton HM 11
                                                   Bermuda


                                    Schroder Ventures International Life
                                    Sciences Fund II LP2

                                    By    Schroder Venture Managers Inc.,
                                          as General Partner


                                    By:
                                        --------------------------------------
                                          Name:  N. Lawson, G. Carr
                                          Title: Directors & Vice Presidents

                                          Address:  22 Church Street
                                                   Hamilton HM 11
                                                   Bermuda

             Signature page to the Investors' Rights Agreement



                                    Schroder Ventures International Life
                                    Sciences Fund II LP3

                                    By    Schroder Venture Managers Inc.,
                                          as General Partner


                                    By:
                                        --------------------------------------
                                          Name:  N. Lawson, G. Carr
                                          Title: Directors & Vice Presidents

                                          Address: 22 Church Street
                                                    Hamilton HM 11
                                                   Bermuda

                                    Schroder Ventures International Life
                                    Sciences FUND II STRATEGIC PARTNERS L.P.

                                    By    Schroder Venture Managers Inc.,
                                          as General Partner


                                    By:
                                        --------------------------------------
                                          Name:  N. Lawson, G. Carr
                                          Title: Directors & Vice Presidents

                                          Address:  22 Church Street
                                                    Hamilton HM 11
                                                    Bermuda

             Signature page to the Investors' Rights Agreement



                                    SCHRODER VENTURES INTERNATONAL LIFE
                                    SCIENCES FUND II GROUP CO-INVESTMENT
                                     SCHEME

                                    By    SITCO Nominees Ltd. - VC 01903,
                                          as nominee


                                    By:
                                        --------------------------------------
                                          Name:  N. Lawson, G. Carr
                                          Title: Directors

                                          Address:  22 Church Street
                                                   Hamilton HM 11
                                                   Bermuda


                                    SCHRODER VENTURES INVESTMENTS LIMITED

                                    By    SV (Nominees) Ltd.,
                                          as nominee


                                    By:
                                        --------------------------------------
                                          Name:  L.S. McNairn
                                          Title: Director

                                          Address:  22 Church Street
                                           Hamilton HM11
                                                    Bermuda

             Signature page to the Investors' Rights Agreement



                                    HLM/UH FUND, L.P.

                                    By:   HLM UH Associates, LLC,
                                          its General Partner


                                    By:
                                        --------------------------------------
                                          Name: Thomas F. O'Donnell, III
                                          Title:

                                          Address: 222 Berkeley Street
                                                   Boston, MA 02116


                                    PACIFIC VENTURE GROUP II, L.P.

                                       By
                                          ------------------------------------
                                          its General Partner

                                    By:
                                        --------------------------------------
                                          Name:  Annette Bianchi
                                          Title:  Managing Director

                                          Address: 303 Twin Dolphin Drive
                                                   Suite  600
                                                   Redwood Shores, CA 94065


                                    PVG ASSOCIATES II, L.P.

                                    By:
                                       ---------------------------------------
                                          its General Partner

                                    By:______________________________
                                       Name:  Annette Bianchi
                                         Title:  Managing Director

                                    Address:  303 Twin Dolphin Drive
                                              Suite  600
                                              Redwood Shores, CA 94065

             Signature page to the Investors' Rights Agreement



                                    BioVentures Investors Limited
                                    Partnership

                                    By    BioVentures Investors, LLC,
                                          its General Partner


                                    By:
                                        --------------------------------------
                                          Name: Marc E. Goldberg
                                          Title: Managing Director

                                          Address: 1 Innovation Drive
                                                   Worcester, MA 01065

                                    DLJ CAPITAL CORP.

                                    By:
                                        --------------------------------------
                                         Name: Ronald M. Hunt
                                             Title:  Director

                                    Address: 277 Park Avenue
                                             New York, NY  10172


                                    DLJ ESC II, L.P.

                                    By: DLJ LBO Plans Management Corporation,
                                           Its General Partner

                                    By:
                                        --------------------------------------
                                        Name:  Ronald M. Hunt
                                        Title: Attorney in fact

                                    Address: 277 Park Avenue

                                             New York, NY  10172

             Signature page to the Investors' Rights Agreement



                                    SPROUT CAPITAL VIII, L.P.

                                    By: DLJ Capital Corp.
                                           Its Managing General Partner

                                    By:
                                        --------------------------------------
                                        Name:  Ronald M. Hunt
                                        Title: Director

                                    Address: 277 Park Avenue

                                             New York, NY  10172


                                    SPROUT VENTURE CAPITAL, L.P.

                                    By: DLJ Capital Corp.
                                        Its General Partner

                                    By:
                                        --------------------------------------
                                        Name:  Ronald M. Hunt
                                        Title: Director

                                    Address: 277 Park Avenue

                                             New York, NY  10172

                                    THE SPROUT CEO FUND, L.P.

                                    By: DLJ Capital Corp., Its General
                                     Partner

                                    By:
                                        --------------------------------------
                                        Name:  Ronald M. Hunt
                                        Title: Director

                                    Address: 277 Park Avenue

                                             New York, NY  10172

             Signature page to the Investors' Rights Agreement



                                    NORTH BRIDGE VENTURE PARTNERS II, L.P.

                                    By:  North Bridge Venture Management
                                         II, L.P.,
                                         its general partner

                                    By:
                                         -------------------------------------
                                         Name:  Richard A. D'Amore
                                         Title: General Partner

                                    Address: 950 Winter Street, Suite 4600
                                             Waltham, MA  02451


                                    NORTH BRIDGE VENTURE PARTNERS III, L.P.

                                    By:  North Bridge Venture Management
                                         III, L.P.,
                                            its general partner

                                         By:
                                             ---------------------------------
                                             Name:  Richard A. D'Amore
                                             Title:  General Partner

                                    Address: 950 Winter Street,
                                             Suite 4600
                                             Waltham, MA  02451


                                    ------------------------------------------
                                    GUSTAV A. CHRISTENSEN

                                    Address: 3 Idylwilde Road
                                             Lexington, MA  02173


                                    ------------------------------------------
                                    GABRIEL SCHMERGEL

                                    Address: 15 Lowell Road
                                             Wellesley, MA 02181


                                    ------------------------------------------
                                    RONALD A. AGEL

                                    Address: 279 Marlborough Street
                                             Boston, MA 02116

             Signature page to the Investors' Rights Agreement





                                    ------------------------------------------
                                    MIRZA MEHDI

                                    Address: 152 Newton Street
                                             Weston, MA 02193



                                    ------------------------------------------
                                    ROBERT J. CARPENTER

                                    Address: 9 Lowell Road
                                             Wellesley, MA 02181



                                    ------------------------------------------
                                    STEPHEN J. SCHAUBERT

                                    Address: 37 Bradford Road
                                             Weston, MA 02193



                                    ------------------------------------------
                                    SHIV TASKER

                                    Address: 336 Boston Post Road
                                             Weston, MA  02193



                                    ------------------------------------------
                                    NICHOLAS STAMOS

                                    Address: 22 Jeanette Avenue
                                             Belmont, MA  02178



                                    ------------------------------------------
                                    GEORGE KERNS

                                    Address: 8701 Overlook
                                             McLean, VA  22102

             Signature page to the Investors' Rights Agreement




                                    ------------------------------------------
                                    G. GORDON M. LARGE

                                    Address: 238 Winged Foot Drive
                                             Blue Bell, PA 19422


                                    THOMAS WEISEL capital partners, l.p.

                                    By    Thomas Weisel Capital Partners LLC,
                                          its general partner


                                    By:
                                        --------------------------------------
                                          Name:
                                          Title:

                                    Address: One Montgomery Street, Suite 3700
                                             San Francisco, CA  94104


                                    THOMAS WEISEL capital partners
                                    EMPLOYEE FUND, L.P.

                                    By    Thomas Weisel Capital Partners LLC,
                                          its general partner


                                    By:
                                        --------------------------------------
                                        Name:
                                        Title:

                                      Address:  One Montgomery Street,
                                                Suite 3700
                                                San Francisco, CA 94101

                                    TWP CEO FOUNDERS CIRCLE (QP), L.P.

                                    By    Thomas Weisel Capital Partners LLC,
                                          its general partner

                                    By:
                                        --------------------------------------
                                        Name:
                                        Title:

                                      Address:  One Montgomery Street,
                                                Suite 3700
                                                San Francisco, CA 94104

             Signature page to the Investors' Rights Agreement




                                    TWP CEO FOUNDERS CIRCLE (AI), L.P.

                                    By    Thomas Weisel Capital Partners LLC,
                                          its general partner


                                    By:
                                        --------------------------------------
                                        Name:
                                        Title:

                                       Address:  One Montgomery Street,
                                                 Suite 3700
                                                 San Francisco, CA  94104


                                    TWP 2000 CO-INVESTMENT FUND, L.P.

                                    By    Thomas Weisel Capital Partners LLC,
                                          its general partner


                                    By:
                                        --------------------------------------
                                        Name:
                                        Title:

                                    Address:  One Montgomery Street, Suite 3700
                                              San Francisco, CA 94104


                                    THOMAS WEISEL capital partners (DUTCH), L.P.

                                    By    Thomas Weisel Capital Partners LLC
                                          (Dutch), its general partner

                                    By    Thomas Weisel Capital Partners LLC,
                                          its general partner


                                    By:
                                        --------------------------------------
                                        Name:
                                        Title:

                                       Address:  One Montgomery Street,
                                                 Suite 3700
                                                 San Francisco, CA 94104

             Signature page to the Investors' Rights Agreement




                                    THOMAS WEISEL capital partners
                                    (DUTCH II), L.P.

                                    By    Thomas Weisel Capital Partners LLC
                                          (Dutch), its general partner

                                    By    Thomas Weisel Capital Partners LLC,
                                          its general partner


                                    By:
                                        --------------------------------------
                                        Name:
                                        Title:

                                      Address:  One Montgomery Street,
                                                Suite 3700
                                                San Francisco, CA 94104


                                    SILICON VALLEY BANK


                                    By:
                                        --------------------------------------
                                        Name:
                                        Title:

             Signature page to the Investors' Rights Agreement




                                    ATLAS VENTURE FUND III, L.P.

                                    By:      Atlas Venture Associates III, L.P.
                                             its general partner
                                    By:      Atlas Venture Associates III, Inc.
                                             its general partner



                                    By:
                                        --------------------------------------
                                        Name:  Jeanne Larkin Henry
                                        Title: Vice President

                                    Address: 222 Berkeley Street, Suite 1950
                                             Boston, MA 02116


                                    ATLAS VENTURE ENTREPRENEURS' FUND III, L.P.

                                    By:      Atlas Venture Associates III, L.P.
                                             its general partner
                                    By:      Atlas Venture Associates III, Inc.
                                             its general partner

                                    By:
                                        --------------------------------------
                                        Name:  Jeanne Larkin Henry
                                        Title: Vice President

                                    Address: 222 Berkeley Street, Suite 1950
                                             Boston, MA 02116

                                    ATLAS VENTURE FUND V, L.P.

                                    By:      Atlas Venture Associates V, L.P.
                                             its general partner
                                    By:      Atlas Venture Associates V, Inc.
                                             its general partner

                                    By:
                                        --------------------------------------
                                        Name:  Jeanne Larkin Henry
                                        Title: Vice President

                                    Address: 222 Berkeley Street, Suite 1950
                                             Boston, MA 02116

                                    ATLAS VENTURE PARALLEL FUND V-A, C.V.

                                    By:      Atlas Venture Associates V, L.P.
                                             its general partner
                                    By:      Atlas Venture Associates V, Inc.
                                             its general partner


                                    By:
                                        --------------------------------------
                                        Name:  Jeanne Larkin Henry
                                        Title: Vice President

                                    Address: 222 Berkeley Street, Suite 1950
                                             Boston, MA 02116


                                    ATLAS VENTURE PARALLEL FUND V-B, C.V.

                                    By:      Atlas Venture Associates V, L.P.
                                             its general partner
                                    By:      Atlas Venture Associates V, Inc.
                                             its general partner


                                    By:
                                        --------------------------------------
                                        Name:  Jeanne Larkin Henry
                                        Title: Vice President

                                    Address: 222 Berkeley Street, Suite 1950
                                             Boston, MA 02116

             Signature page to the Investors' Rights Agreement




                                    ATLAS VENTURE ENTREPRENEURS' FUND V, L.P.

                                    By:      Atlas Venture Associates V, L.P.
                                             its general partner
                                    By:      Atlas Venture Associates V, Inc.
                                             its general partner


                                    By:
                                        --------------------------------------
                                        Name:  Jeanne Larkin Henry
                                        Title: Vice President

                                    Address: 222 Berkeley Street, Suite 1950
                                             Boston, MA 02116





                                    ------------------------------------------
                                    RICHARD ALEXANDER**

                                    Address:
                                               -------------------------------

                                               -------------------------------



                                    ------------------------------------------
                                    MICHAEL STAMOS**

                                    Address:
                                               -------------------------------

                                               -------------------------------




                                    ------------------------------------------
                                    ANGELO STAMOS**

                                    Address:
                                               -------------------------------

                                               -------------------------------


**The undersigned acknowledges that he will not receive rights under Article III, "Registration Rights," of this Agreement and hereby agrees to be bound by all provisions of this Agreement.

             Signature page to the Investors' Rights Agreement




                                    ABS CAPITAL PARTNERS, L.P.

                                    By: ABS Partners, L.P.
                                    its General Partner


                                    By:
                                       ----------------------------------------
                                       Name:
                                       Title:

                                       Address: 400 E. Pratt Street
                                                Baltimore, MD 21202



                                    ABS CAPITAL PARTNERS II, L.P.

                                    By:  ABS Partners II, LLC


                                    By:
                                       ----------------------------------------
                                       Name:
                                       Title:

                                       Address:  400 E. Pratt Street
                                                 Baltimore, MD 21202



                                    ST. PAUL FIRE AND MARINE
                                    INSURANCE COMPANY


                                    By:
                                       ----------------------------------------
                                       Name:
                                       Title:

                                       Address:

             Signature page to the Investors' Rights Agreement




                                    ST. PAUL VENTURE CAPITAL IV, LLC


                                    By:
                                       ----------------------------------------
                                       Name:
                                       Title:

                                       Address:



                                    ST. PAUL VENTURE CAPITAL V, LLC


                                    By:
                                       ----------------------------------------
                                       Name:
                                       Title:

                                       Address:


                                    ST. PAUL VENTURE CAPITAL VI, LLC
                                    By:  SPVC Management VI, LLC
                                    Its: Managing Member

                                    --------------------------------
                                    Its:  Managing Director

                                    Address: 10400 Viking Drive Suite 500
                                            Eden Prairie, MN 55344


                                    HOUSATONIC EQUITY INVESTORS SBIC, L.P.

                                    By:  Housatonic Equity Partners SBIC,
                                    LLC, its general partner

                                    By:
                                       ----------------------------------------
                                       Name:
                                       Title:

                                       Address: 88 Kearney Street Suite 1610
                                                San Francisco, CA 94108

             Signature page to the Investors' Rights Agreement





                                    ONSET ENTERPRISE ASSOCIATES, LP

                                    By:  OEA Management, L.P.
                                          its general partner



                                    By:
                                       ----------------------------------------
                                       Name:
                                       Title:

                                          Address:

                                    ONSET ENTERPRISE ASSOCIATES II, LP

                                    By:  OEA II Management, L.P.
                                          its general partner


                                    By:
                                       ----------------------------------------
                                       Name:
                                       Title:

                                       Address:


                                    ONSET VENTURES SERVICES CORPORATION

                                    By:
                                       ----------------------------------------
                                       Name:
                                       Title:

                                       Address:


                                    SALIX VENTURES, L.P.

                                    By:  Salix Partners LLC, its general
                                     partner


                                    By:
                                       ----------------------------------------
                                       Name:
                                       Title:

                                       Address: 30 Burton Hills Boulevard
                                                Suite 370
                                                Nashville, TN 37215

             Signature page to the Investors' Rights Agreement




                                    NEW ENTERPRISE ASSOCIATES VI, LP

                                    By:  NEA Partners VI, Limited Partnership
                                         its general partner



                                    By:
                                       ----------------------------------------
                                       Name:
                                       Title:

                                       Address: 1119 St. Paul Street
                                                Baltimore, MD  21202




                                    ------------------------------------------
                                    Theodore H. Ashford

                                       Address:



                                    FSC CORPORATION, INC.


                                    By:
                                       ----------------------------------------
                                       Name:
                                       Title:

                                       Address:




                                    ------------------------------------------
                                    Philip J. Goward

                                       Address:

             Signature page to the Investors' Rights Agreement




                                    PAUL L. GOMORY JR. TRUST


                                    By:
                                       ----------------------------------------
                                       Name:
                                       Title:

                                       Address:


                                    PHARMASOFT, INC.


                                    By:
                                       ----------------------------------------
                                       Name:
                                       Title:

                                       Address:



                                    ------------------------------------------
                                    Michael Lack

                                       Address:





                                    ------------------------------------------
                                    Paul L. McCullough

                                       Address:




                                    ------------------------------------------
                                    Lisa A. Mitchell

                                       Address:




                                    ------------------------------------------
                                    Theodore Ridgway

                                       Address:

             Signature page to the Investors' Rights Agreement




                                    ------------------------------------------
                                    Thomas S. Volpe

                                       Address:


                                    ELI LILLY AND COMPANY

                                    By:
                                       ----------------------------------------
                                       Name:
                                       Title:

                                       Address:


                                    INTERNATIONAL BUSINESS MACHINES CORPORATION

                                    By:
                                       ----------------------------------------
                                       Name:
                                       Title:

                                    Address:

                               AMENDMENT NO. 1 TO

             FIFTH AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT


      This Amendment No. 1 (the "Amendment") to that certain Fifth Amended and Restated Investors' Rights Agreement, dated December 27, 2001 (the "Agreement"), among Phase Forward Incorporated, a Delaware corporation (the "Corporation"), and the Founders and Purchasers as named therein, is made as of this 9th day of October, 2002 by and among the Corporation and the undersigned Founders and Purchasers.

      WHEREAS, the Corporation deems it desirable to increase the number of shares of Common Stock that can be granted as stock options, pursuant to the Corporation's Amended and Restated 1997 Stock Option Plan, to attract and retain employees, directors and consultants for the Corporation; and

      WHEREAS, the undersigned Purchasers and Founders desire to facilitate the Corporation's ability to attract and retain employees, directors and consultants.

      NOW, THEREFORE, for good and valuable consideration, the validity and sufficiency of which are hereby acknowledged, Article IV, Section 2(c) of the Agreement is amended to read in its entirety as follows:

      "(c) up to Seven Million Forty-Six Thousand Six Hundred Sixty-Four (7,046,664) shares of Common Stock, or options exercisable therefor, including options outstanding on the date of this Agreement (such number to be proportionately adjusted in the event of any stock splits, stock dividends, recapitalizations, or similar events occurring on or after the date of this Agreement) issuable to officers, directors, employees and consultants of the Company or any subsidiary pursuant to any plan, agreement, or arrangement approved by the Board of Directors of the Company."

      Except as provided for in this Amendment, all other terms and conditions of the Agreement shall continue to be in full force and effect. The Agreement, as amended by this Amendment, constitutes the entire agreement between the parties with respect to the subject matter contained herein and therein.

      This Amendment may be executed in one or more counterparts, each of which shall be deemed to constitute an original, but all of which together shall constitute one (1) instrument.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

        Signature Page to the Investors' Rights Agreement Amendment



      IN WITNESS WHEREOF, this Amendment is executed as of the day and year first above written.

                                          COMPANY:

                                          PHASE FORWARD INCORPORATED


                                          By:
                                               --------------------------------
                                               Paul Bleicher, Chairman and
                                               Chief Executive Officer

        Signature Page to the Investors' Rights Agreement Amendment


                                       FOUNDERS:


                                       ---------------------------------------
                                       PAUL BLEICHER

        Signature Page to the Investors' Rights Agreement Amendment


                                    PURCHASERS:


                                    SCHRODER VENTURES INTERNATIONAL LIFE
                                    SCIENCES FUND II LP1

                                    By:   Schroder Venture Managers Inc.,
                                          as General Partner


                                    By:
                                        --------------------------------------
                                          Name:
                                          Title:


                                    Schroder Ventures International Life
                                    Sciences Fund II LP2

                                    By:   Schroder Venture Managers Inc.,
                                          as General Partner


                                    By:
                                        --------------------------------------
                                          Name:
                                          Title:


                                    Schroder Ventures International Life
                                    Sciences Fund II LP3

                                    By:   Schroder Venture Managers Inc.,
                                          as General Partner


                                    By:
                                        --------------------------------------
                                          Name:
                                          Title:

        Signature Page to the Investors' Rights Agreement Amendment


                                    Schroder Ventures International Life
                                    Sciences FUND II STRATEGIC PARTNERS L.P.

                                    By:   Schroder Venture Managers Inc.,
                                          as General Partner


                                    By:
                                        --------------------------------------
                                          Name:
                                          Title:



                                    SCHRODER VENTURES INTERNATIONAL LIFE
                                    SCIENCES FUND II GROUP CO-INVESTMENT
                                    SCHEME

                                    By:   SITCO Nominees Ltd. - VC 01903,
                                          as nominee


                                    By:
                                        --------------------------------------
                                          Name:
                                          Title:


                                    SCHRODER VENTURES INVESTMENTS LIMITED

                                    By:   SV (Nominees) Ltd.,
                                          as nominee


                                    By:
                                        --------------------------------------
                                          Name:
                                          Title:

        Signature Page to the Investors' Rights Agreement Amendment



                                    PACIFIC VENTURE GROUP II, L.P.


                                    By:
                                       ---------------------------------------
                                       as General Partner

                                    By:
                                        --------------------------------------
                                          Name:
                                          Title:



                                    PVG ASSOCIATES ii, L.P.

                                    By:
                                       ---------------------------------------
                                       as General Partner

                                    By:
                                       ---------------------------------------
                                         Name:
                                         Title:

        Signature Page to the Investors' Rights Agreement Amendment



                                    DLJ CAPITAL CORP.

                                    By:
                                       ---------------------------------------
                                         Name:
                                         Title:



                                    DLJ ESC II, L.P.

                                    By: DLJ LBO Plans Management Corporation,
                                           as General Manager

                                    By:
                                       ---------------------------------------
                                         Name:
                                         Title:



                                    SPROUT CAPITAL VIII, L.P.

                                    By: DLJ Capital Corp.,
                                        as Managing General Partner

                                    By:
                                       ---------------------------------------
                                         Name:
                                         Title:



                                    SPROUT VENTURE CAPITAL, L.P.

                                    By: DLJ Capital Corp.,
                                        as General Partner

                                    By:
                                       ---------------------------------------
                                         Name:
                                         Title:

        Signature Page to the Investors' Rights Agreement Amendment



                                    THE SPROUT CEO FUND, L.P.

                                    By: DLJ Capital Corp., as General Partner

                                    By:
                                       ---------------------------------------
                                         Name:
                                         Title:

        Signature Page to the Investors' Rights Agreement Amendment



                                    NORTH BRIDGE VENTURE PARTNERS II, L.P.

                                    By:  North Bridge Venture Management
                                         II, L.P.,
                                         as General Partner

                                    By:
                                         -------------------------------------
                                         General Partner



                                    NORTH BRIDGE VENTURE PARTNERS III, L.P.

                                    By:  North Bridge Venture Management
                                         III, L.P.,
                                         as General Partner

                                       By:
                                          -------------------------------------
                                          General Partner

        Signature Page to the Investors' Rights Agreement Amendment



                                    THOMAS WEISEL CAPITAL PARTNERS L.P.

                                    By:   Thomas Weisel Capital Partners LLC,
                                          as General Partner


                                    By:
                                        --------------------------------------
                                          Name:
                                          Title:


                                    THOMAS WEISEL CAPITAL PARTNERS
                                    EMPLOYEE FUND, L.P.

                                    By:   Thomas Weisel Capital Partners LLC,
                                          as General Partner


                                    By:
                                        --------------------------------------
                                          Name:
                                          Title:


                                    TWP CEO FOUNDERS CIRCLE (QP), L.P.

                                    By:   Thomas Weisel Capital Partners LLC,
                                          as General Partner


                                    By:
                                        --------------------------------------
                                          Name:
                                          Title:


                                    TWP CEO FOUNDERS CIRCLE (AI), L.P.

                                    By:   Thomas Weisel Capital Partners LLC,
                                          as General Partner


                                    By:
                                        --------------------------------------
                                          Name:
                                          Title:

        Signature Page to the Investors' Rights Agreement Amendment



                                    TWP 2000 CO-INVESTMENT FUND, L.P.

                                    By:   Thomas Weisel Capital Partners LLC,
                                          as General Partner


                                    By:
                                        --------------------------------------
                                          Name:
                                          Title:


                                    THOMAS WEISEL capital partners (DUTCH), L.P.

                                    By:   Thomas Weisel Capital Partners LLC
                                          (Dutch), as General Partner

                                    By:   Thomas Weisel Capital Partners LLC,
                                          as General Partner


                                    By:
                                        --------------------------------------
                                          Name:
                                          Title:


                                    THOMAS WEISEL CAPITAL PARTNERS
                                    (DUTCH II), L.P.

                                    By:   Thomas Weisel Capital Partners LLC
                                          (Dutch), as General Partner

                                    By:   Thomas Weisel Capital Partners LLC,
                                          as General Partner


                                    By:
                                        --------------------------------------
                                          Name:
                                          Title:

        Signature Page to the Investors' Rights Agreement Amendment



                                    ATLAS VENTURE FUND III, L.P.

                                    By:   Atlas Venture Associates III, L.P.,
                                          as General Partner

                                    By:   Atlas Venture Associates III, Inc.,
                                          as General Partner



                                    By:
                                        --------------------------------------
                                          Name:
                                          Title:


                                    ATLAS VENTURE ENTREPRENEURS' FUND III, L.P.

                                    By:   Atlas Venture Associates III, L.P.,
                                          as General Partner

                                    By:   Atlas Venture Associates III, Inc.,
                                          as General Partner


                                    By:
                                        --------------------------------------
                                          Name:
                                          Title:


                                    ATLAS VENTURE FUND V, L.P.

                                    By:   Atlas Venture Associates V, L.P.,
                                          as General Partner

                                    By:   Atlas Venture Associates V, Inc.,
                                          as General Partner


                                    By:
                                        --------------------------------------
                                          Name:
                                          Title:

        Signature Page to the Investors' Rights Agreement Amendment



                                    ATLAS VENTURE PARALLEL FUND V-A, C.V.

                                    By:   Atlas Venture Associates V, L.P.,
                                          as General Partner

                                    By:   Atlas Venture Associates V, Inc.,
                                          as General Partner


                                    By:
                                        --------------------------------------
                                          Name:
                                          Title:



                                    ATLAS VENTURE PARALLEL FUND V-B, C.V.

                                    By:   Atlas Venture Associates V, L.P.,
                                          as General Partner

                                    By:   Atlas Venture Associates V, Inc.,
                                          as General Partner


                                    By:
                                        --------------------------------------
                                          Name:
                                          Title:



                                    ATLAS VENTURE ENTREPRENEURS' FUND V, L.P.

                                    By:   Atlas Venture Associates V, L.P.,
                                          as General Partner

                                    By:   Atlas Venture Associates V, Inc.,
                                          as General Partner


                                    By:
                                        --------------------------------------
                                          Name:
                                          Title:

        Signature Page to the Investors' Rights Agreement Amendment



                                    ABS CAPITAL PARTNERS, L.P.

                                    By:   ABS Partners, L.P.,
                                          as General Partner


                                    By:
                                        --------------------------------------
                                          Name:
                                          Title:



                                    ABS CAPITAL PARTNERS II, L.P.

                                    By:   ABS Partners II, LLC,



                                    By:
                                        --------------------------------------
                                          Name:
                                          Title:

                               AMENDMENT NO. 2 TO

             FIFTH AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

      This Amendment No. 2 (the "Amendment") to that certain Fifth Amended and Restated Investors' Rights Agreement, dated December 27, 2001 (as amended, the "Agreement"), among Phase Forward Incorporated, a Delaware corporation (the "Corporation"), and the Founders and Purchasers as named therein, as amended by Amendment No. 1 dated October 23, 2002, is made as of this 1st day of May, 2003 by and among the Corporation and the undersigned Founders and Purchasers.

      WHEREAS, the Corporation deems it desirable to increase the number of shares of Common Stock that can be granted as stock options, pursuant to the Corporation's 2003 Non-Employee Director Stock Option Plan, to attract and retain directors for the Corporation; and

      WHEREAS, the undersigned Purchasers and Founders desire to facilitate the Corporation's ability to attract and retain directors.

      NOW, THEREFORE, for good and valuable consideration, the validity and sufficiency of which are hereby acknowledged, Article IV, Section 2(c) of the Agreement is amended to read in its entirety as follows:

      "(c) up to Six Million Nine Hundred Ninety-Six Thousand Six Hundred Sixty-Four (6,996,664) shares of Common Stock, or options exercisable therefor, including options outstanding on the date of this Agreement (such number to be proportionately adjusted in the event of any stock splits, stock dividends, recapitalizations, or similar events occurring on or after the date of this Agreement) issuable to officers, directors, employees and consultants of the Company or any subsidiary pursuant to any plan, agreement, or arrangement approved by the Board of Directors of the Company."

      Except as provided for in this Amendment, all other terms and conditions of the Agreement shall continue to be in full force and effect. The Agreement, as amended by this Amendment, constitutes the entire agreement between the parties with respect to the subject matter contained herein and therein.

      This Amendment may be executed in one or more counterparts, each of which shall be deemed to constitute an original, but all of which together shall constitute one (1) instrument.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

           Signature Page to the Investors' Rights Agreement Amendment

      IN WITNESS WHEREOF, this Amendment is executed as of the day and year first above written.

                                      COMPANY:

                                      PHASE FORWARD INCORPORATED


                                      By:  -------------------------------------
                                           Robert K. Weiler, President and Chief
                                           Executive Officer

              Signature Page to the Investors' Rights Agreement Amendment


                                         FOUNDERS:



                                         ---------------------------------------
                                         PAUL BLEICHER



                                         ---------------------------------------
                                         JEFFREY KLOFFT

           Signature Page to the Investors' Rights Agreement Amendment



                                   PURCHASERS:

                                   SCHRODER VENTURES INTERNATIONAL
                                   LIFE SCIENCES FUND II LP1

                                   By:   Schroder Venture Managers Inc.,
                                         as General Partner


                                   By:
                                       --------------------------------------
                                         Name:
                                         Title:


                                   SCHRODER VENTURES INTERNATIONAL
                                   LIFE SCIENCES FUND II LP2

                                   By:   Schroder Venture Managers Inc.,
                                         as General Partner


                                   By:
                                       --------------------------------------
                                         Name:
                                         Title:


                                   SCHRODER VENTURES INTERNATIONAL
                                   LIFE SCIENCES FUND II LP3

                                   By:   Schroder Venture Managers Inc.,
                                         as General Partner


                                   By:
                                       --------------------------------------
                                         Name:
                                         Title:

           Signature Page to the Investors' Rights Agreement Amendment


                                   SCHRODER VENTURES INTERNATIONAL
                                   LIFE SCIENCES FUND II STRATEGIC
                                   PARTNERS L.P.

                                   By:   Schroder Venture Managers Inc.,
                                         as General Partner


                                   By:
                                       --------------------------------------
                                         Name:
                                         Title:



                                   SCHRODER VENTURES INTERNATIONAL
                                   LIFE SCIENCES FUND II GROUP CO-
                                   INVESTMENT SCHEME

                                   By:   SITCO Nominees Ltd. - VC 01903,
                                         as nominee


                                   By:
                                       --------------------------------------
                                         Name:
                                         Title:


                                   SCHRODER VENTURES INVESTMENTS
                                   LIMITED

                                   By:   SV (Nominees) Ltd.,
                                         as nominee


                                   By:
                                       --------------------------------------
                                         Name:
                                         Title:

           Signature Page to the Investors' Rights Agreement Amendment


                                   PACIFIC VENTURE GROUP II, L.P.

                                   By:
                                      ---------------------------------------
                                      as General Partner

                                   By:
                                      ---------------------------------------
                                         Name:
                                         Title:



                                   PVG ASSOCIATES II, L.P.

                                   By:
                                      ---------------------------------------
                                      as General Partner

                                   By:
                                      ---------------------------------------
                                        Name:
                                        Title:

           Signature Page to the Investors' Rights Agreement Amendment


                                   DLJ CAPITAL CORP.

                                   By:
                                      ---------------------------------------
                                        Name:
                                        Title:



                                   DLJ ESC II, L.P.

                                   By: DLJ LBO Plans Management Corporation,
                                       as General Manager

                                   By:
                                      ---------------------------------------
                                        Name:
                                        Title:



                                   SPROUT CAPITAL VIII, L.P.

                                   By: DLJ Capital Corp.,
                                       as Managing General Partner

                                   By:
                                      ---------------------------------------
                                        Name:
                                        Title:


                                   SPROUT VENTURE CAPITAL, L.P.

                                   By: DLJ Capital Corp.,
                                       as General Partner

                                   By:
                                      ---------------------------------------
                                        Name:
                                        Title:

           Signature Page to the Investors' Rights Agreement Amendment


                                   THE SPROUT CEO FUND, L.P.

                                   By: DLJ Capital Corp., as General Partner

                                   By:
                                      ---------------------------------------
                                        Name:
                                        Title:

           Signature Page to the Investors' Rights Agreement Amendment


                                   NORTH BRIDGE VENTURE PARTNERS V-A,
                                   L.P.

                                   By: North Bridge Venture Management V, L.P., as General Partner

                                   By:
                                        -------------------------------------
                                        General Partner



                                   NORTH BRIDGE VENTURE PARTNERS V-B, L.P.

                                   By: North Bridge Venture Management V, L.P., as General Partner

                                   By:
                                      ---------------------------------------
                                        General Partner

           Signature Page to the Investors' Rights Agreement Amendment


                                   THOMAS WEISEL CAPITAL PARTNERS L.P.

                                   By:   Thomas Weisel Capital Partners LLC,
                                         as General Partner


                                   By:
                                       --------------------------------------
                                         Name:
                                         Title:


                                   THOMAS WEISEL CAPITAL PARTNERS
                                   EMPLOYEE FUND, L.P.

                                   By:   Thomas Weisel Capital Partners LLC,
                                         as General Partner


                                   By:
                                       --------------------------------------
                                         Name:
                                         Title:


                                   TWP CEO FOUNDERS CIRCLE (QP), L.P.

                                   By:   Thomas Weisel Capital Partners LLC,
                                         as General Partner


                                   By:
                                       --------------------------------------
                                         Name:
                                         Title:


                                   TWP CEO FOUNDERS CIRCLE (AI), L.P.

                                   By:   Thomas Weisel Capital Partners LLC,
                                         as General Partner


                                   By:
                                       --------------------------------------
                                         Name:
                                         Title:

           Signature Page to the Investors' Rights Agreement Amendment


                                   TWP 2000 CO-INVESTMENT FUND, L.P.

                                   By:   Thomas Weisel Capital Partners LLC,
                                         as General Partner


                                   By:
                                       --------------------------------------
                                         Name:
                                         Title:


                                   THOMAS WEISEL CAPITAL PARTNERS
                                   (DUTCH), L.P.

                                   By:   Thomas Weisel Capital Partners LLC
                                         (Dutch), as General Partner

                                   By:   Thomas Weisel Capital Partners LLC,
                                         as General Partner

                                   By:
                                       --------------------------------------
                                         Name:
                                         Title:


                                   THOMAS WEISEL CAPITAL PARTNERS
                                   (DUTCH II), L.P.

                                   By:   Thomas Weisel Capital Partners LLC
                                         (Dutch), as General Partner

                                   By:   Thomas Weisel Capital Partners LLC,
                                         as General Partner

                                   By:
                                       --------------------------------------
                                         Name:
                                         Title:

           Signature Page to the Investors' Rights Agreement Amendment


                                   ATLAS VENTURE FUND III, L.P.

                                   By:   Atlas Venture Associates III, L.P.,
                                         as General Partner

                                   By:   Atlas Venture Associates III, Inc.,
                                         as General Partner



                                   By:
                                       --------------------------------------
                                         Name:
                                         Title:


                                   ATLAS VENTURE ENTREPRENEURS' FUND
                                   III, L.P.

                                   By:   Atlas Venture Associates III, L.P.,
                                         as General Partner

                                   By:   Atlas Venture Associates III, Inc.,
                                         as General Partner


                                   By:
                                       --------------------------------------
                                         Name:
                                         Title:


                                   ATLAS VENTURE FUND V, L.P.

                                   By:   Atlas Venture Associates V, L.P.,
                                         as General Partner

                                   By:   Atlas Venture Associates V, Inc.,
                                         as General Partner


                                   By:
                                       --------------------------------------
                                         Name:
                                         Title:

           Signature Page to the Investors' Rights Agreement Amendment


                                   ATLAS VENTURE PARALLEL FUND V-A, C.V.

                                   By:   Atlas Venture Associates V, L.P.,
                                         as General Partner

                                   By:   Atlas Venture Associates V, Inc.,
                                         as General Partner


                                   By:
                                       --------------------------------------
                                         Name:
                                         Title:



                                   ATLAS VENTURE PARALLEL FUND V-B, C.V.

                                   By:   Atlas Venture Associates V, L.P.,
                                         as General Partner

                                   By:   Atlas Venture Associates V, Inc.,
                                         as General Partner


                                   By:
                                       --------------------------------------
                                         Name:
                                         Title:



                                   ATLAS VENTURE ENTREPRENEURS' FUND V, L.P.

                                   By:   Atlas Venture Associates V, L.P.,
                                         as General Partner

                                   By:   Atlas Venture Associates V, Inc.,
                                         as General Partner


                                   By:
                                       --------------------------------------
                                         Name:
                                         Title:

           Signature Page to the Investors' Rights Agreement Amendment


                                   ABS CAPITAL PARTNERS, L.P.

                                   By:   ABS Partners, L.P.,
                                         as General Partner


                                   By:
                                       --------------------------------------
                                         Name:
                                         Title:



                                   ABS CAPITAL PARTNERS II, L.P.

                                   By:   ABS Partners II, LLC,
                                         as General Partner


                                   By:
                                       --------------------------------------
                                         Name:
                                         Title: